                                                                   EXHIBIT 10.11

                                 LEASE BETWEEN



                            Keith Engineering, Inc.
                            -----------------------
                                    TENANT



                                      AND



                           Scripps Center Associates
                           -------------------------
                                   LANDLORD



                                 FOR SPACE AT



                                Scripps Center
                                --------------
                             2995 Red Hill Avenue
                             --------------------
                                Costa Mesa, CA
                                --------------




                                August 16, 1989
                                ---------------
                                     DATE

                               TABLE OF CONTENTS
                               -----------------

     SECTION                                                     PAGE
     -------                                                     ----
     1.1    Definitions
     1.2    Schedules and Addenda
     2.1    Lease of Premises
     2.2    Prior Occupancy
     3.1    Rent
     3.2    Base Rent Adjustment
     3.3    Deposit; Prepaid Rent
     3.4    Operating Costs
     3.5    Taxes
     4.1    Construction Conditions
     4.2    Commencement of Possession
     5.1    Project Services
     5.2    Interruption of Services
     6.1    Use of Leased Premises
     6.2    Insurance
     6.3    Repairs
     6.4    Assignment and Subletting
     6.5    Estoppel Certificate
     6.6    Brokerage Commissions
     7.1    Substitute Premises
     7.2    Additional Rights Reserved to Landlord
     8.1    Casualty and Untenantability
     9.1    Condemnation
     10.1   Waiver of Certain Claims
     10.2   Waiver of Subrogation
     10.3   Limitation of Landlord's Liability
     11.1   Tenant's Default
     11.2   Remedies of Landlord
     12.1   Surrender of Leased Premises
     12.2   Hold Over Tenancy
     13.1   Quiet Enjoyment
     13.2   Accord and Satisfaction
     13.3   Severability
     13.4   Subordination and Attornment
     13.5   Applicable Law
     13.6   Binding Effect; Gender
     13.7   Time
     13.8   Entire Agreement
     13.9   Notices

            Execution

                               LIST OF SCHEDULES
                               -----------------


1.   Description of Premises and Floor Plan

2.   Rules and Regulations

3.   Utility Services

4.   Maintenance Services

5.   Parking

6.   Work Letter

7.   Certificate of Acceptance

8.   Boma Standards

9.   Sign Program

                                     LEASE

This Lease made August 16, 1989 between Scripps Center Associates, A California
                ----------              ---------------------------------------
General Partnership ("Landlord") and Keith Engineering, Inc. DBA The Keith
--------------------------------     -------------------------------------
Companies ("Tenant").
---------

                                  ARTICLE ONE
                      DEFINITIONS, SCHEDULES AND ADDENDA

1.1  DEFINITIONS:

a.   LEASED PREMISES shall mean 2995 RED HILL AVENUE as described in SCHEDULE 1.
                                --------------------
b.   BUILDING shall  mean a 2 STORY BUILDING located at  2995 RED HILL AVENUE,
                            ----------------             ---------------------
COSTA MESA, CALIFORNIA, SOMETIMES REFERRED TO AS BUILDING C.
------------------------------------------------------------
c.   PROJECT shall mean SCRIPPS CENTER located at THE SOUTHWEST CORNER OF KALMUS
                        --------------            ------------------------------
AND RED HILL AVENUE, COSTA MESA, CALIFORNIA, consisting of 3 buildings.
--------------------------------------------

d.   TENANT'S SQUARE FOOTAGE shall mean 70,000 rentable square feet; TOTAL
                                        ------
SQUARE FOOTAGE of the Building shall mean 87,722 rentable square feet, and TOTAL
                                          ------
SQUARE FOOTAGE of the Project shall mean 230,196 rentable square feet, which may
                                         -------
be adjusted pursuant to paragraph 7.2 (iii) below, subject to adherence to BOMA standard as attached hereto in Schedule 8.

e.   LEASE COMMENCEMENT DATE shall mean 02/01/90, which may be adjusted
                                        ---------
pursuant to the provisions of this Lease; LEASE EXPIRATION DATE shall mean

O1/31/2000; LEASE TERM shall mean the period between Lease Commencement Date and
-----------
Lease Expiration Date.

f.   BASE RENT shall mean those amounts pursuant to Article 14.1 of the Addendum
                                                    ------------        --------
payable in monthly installments plus applicable sales tax, if any; the total Base Rent payable over the entire Lease Term is $8,736,000.00.
                                                -------------

g.   TENANT'S PRO RATA SHARE OF BUILDING OPERATING COSTS shall mean 79.8%, which
                                                                    -----
may be adjusted pursuant to paragraph 7.2 (iii) below. TENANT'S PRO RATA SHARE OF PROJECT OPERATING COSTS shall mean 30.41%, which may be adjusted pursuant to
                                      ------
paragraph 7.2 (iii) below. Tenant's Pro Rata Share of Project Operating Costs for the first year of the Lease Term is estimated to be $118,300.00 ($1.69 per
                                                         ----------   ----
square foot of Tenant's Square Footage) payable in monthly installments of $
                                                                           -
9,858.33 subject to adjustment pursuant to Article 3.4 b and c below.
--------

h.   DEPOSIT shall mean $45,500;   PREPAID RENT shall mean $49,000.00, of which
                        --------                           ----------
$49,000.00  represents the first monthly installment of Base Rent, and $0
----------                                                             --
represents the estimated last monthly installment(s) of Base Rent.

i.   PERMITTED PURPOSE shall mean GENERAL OFFICE USE.
                                  -------------------

j.   AUTHORIZED NUMBER OF PARKING SPACES shall mean 280 spaces at a rate of $0.
                                                    ---                      --
Which is a ratio of four spaces per 1000 rentable square feet.
k.   MANAGING AGENT shall mean COLDWELL BANKER MANAGEMENT SERVICES whose address
                               -----------------------------------
is 4040 MACARTHUR BOULEVARD, NEWPORT BEACH, CALIFORNIA 92660.
   ---------------------------------------------------------
l.   BROKER OF RECORD shall mean COLDWELL BANKER COMMERCIAL REAL ESTATE
                                 --------------------------------------
SERVICES.
m.   LANDLORD'S MAILING ADDRESS: SCRIPPS CENTER ASSOCIATES C/O ALLSTATE
                                 --------------------------------------
INSURANCE COMPANY, ALLSTATE PLAZA, BUILDING E-4, NORTHBROOK, ILLINOIS 60062
---------------------------------------------------------------------------
ATTEN: REAL ESTATE INVESTMENT DIVISION.
--------------------------------------
n.   TENANT'S MAILING ADDRESS: PRIOR TO COMMENCEMENT DATE, 200 BAKER STREET,
                               ---------------------------------------------
COSTA MESA CALIFORNIA, 92626.  AFTER LEASE COMMENCEMENT DATE 2995 RED HILL
--------------------------------------------------------------------------
AVENUE, COSTA MESA CALIFORNIA, 92626.
------------------------------------

     1.2 SCHEDULES AND ADDENDA: The schedules and addenda listed below are incorporated into this lease by reference unless lined out. The terms of schedules, exhibits and typewritten addenda, if any, attached or added hereto shall control over any inconsistent provisions in the paragraphs of this Lease.

     a.  Schedule 1: Description of Premises and Floor Plan
     b.  Schedule 2: Rules and Regulations
     c.  Schedule 3: Utility Services
     d.  Schedule 4: Maintenance Services
     e.  Schedule 5: Parking
     f.  Schedule 6: Work Letter
     g.  Schedule 7: Certificate of Acceptance

                                  ARTICLE TWO
                                   PREMISES

     2.1 LEASE OF PREMISES: In consideration of the Rent and the provisions of this Lease, Landlord leases to Tenant and Tenant accepts from Landlord the Leased Premises. Tenant's Square Footage is an amount based on The BOMA standards as attached hereto in Schedule 8.

     2.2 PRIOR OCCUPANCY: Tenant shall not occupy the Leased Premises prior to Lease Commencement Date except with the express prior written consent of Landlord. If with Landlord's consent Tenant occupies the Leased Premises, Tenant shall pay Landlord for the period from the first day of such occupancy rent in the amount specified in Article 1.1 to be payable on the first day of such occupancy and thereafter on the first day of every calendar month until the first day of the Lease Term. A prorated monthly installment shall be paid for the fraction of the month if Tenant's occupancy of the Leased Premises commences on any day other than the first day of the month. If Tenant shall occupy the Leased Premises prior to Lease Commencement Date, all covenants and conditions of this Lease shall be binding on the parties commencing at such prior occupancy.

                                 ARTICLE THREE
                      PAYMENT OF RENT AND OPERATING COSTS

     3.1 RENT: Tenant shall pay each monthly installment of Base Rent in advance on the first calendar day of each month, together with each monthly installment of Tenant's Pro Rata Share of Project Operating Costs. Monthly installments for any fractional calendar month, at the beginning or and of the Lease Term, shall be prorated based on the number of days in such month. Base Rent, Tenant's Pro Rata Share of Building Operating Costs and Tenant's Pro Rata Share of Project Operating Costs, together with all other amounts payable by Tenant to Landlord under this Lease, including, without limitation, any late charges and interest due Landlord for Rent not paid when due, shall be sometimes referred to collectively as "Rent". Tenant shall pay all Rent, without deduction or set-off, to Landlord or Managing Agent at a place specified by Landlord. Rent not paid when due shall bear interest until paid, at the rate of 2% per month from the date when due. Tenant shall also pay a late charge of $50 with each late payment of rent, if rent is not paid within ten days of the due date.

     3.3 (Sic.) DEPOSIT; PREPAID RENT: Tenant has paid to Landlord the Deposit and Prepaid Rent as security for performance of Tenant's obligations under this Lease. In the event Tenant fully complies with all the terms and conditions of this Lease, the Deposit shall be refunded to Tenant, without interest unless otherwise required by law, upon expiration of this Lease. Landlord may, but is not obligated to, apply a portion of the Deposit to cure any default hereunder and Tenant shall pay on demand the amount necessary to restore the Deposit in full within 10 days after notice by Landlord.

     3.4 OPERATING COSTS: Tenant shall pay Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs as follows:

     a. "Building Operating Costs" shall mean all expenses relating to the Leased Premises or the Building not for the exclusive use of the Tenant or for the exclusive use of any other tenant, which are shared in common with other tenants in the Building, including but not limited to: utilities not separately metered to individual tenants; insurance premiums and (to the extent used) deductibles; maintenance, repairs and replacements; refurbishing and repainting; cleaning, janitorial and other services; equipment, tools, materials and supplies; air conditioning, heating and elevator service; security; employees and contractors; resurfacing and restripping of walks, drives and parking areas; signs, directories and markers; landscaping; and snow and rubbish removal. Building Operating Costs shall not include expenses for legal services, real estate brokerage and leasing commissions, Landlord's income taxes, income tax accounting, interest, depreciation, general corporate overhead, or capital improvements to the Building except for capital improvements installed for the purpose of reducing or controlling expenses, or required by any governmental or other authority having or asserting jurisdiction over the Building. If any expense, though paid in one year, relates to more than one calendar year such expenses shall be proportionately allocated among such related calendar years.

     b. "Project Operating Costs" shall mean all expenses relating to the Project which are shared in common with the Building and other buildings in the Project not for the exclusive use of the Building and not exclusively attributable to the Building or any other building in the Project, including but not limited to: real estate taxes and assessments; gross rents, sales, use, business, corporation, or other taxes (except income taxes); utilities not separately paid by tenants; insurance premiums and (to the extent used) deductibles; maintenance, repairs and replacements; refurbishing and repainting; cleaning, janitorial and other service not exclusively performed for other buildings; equipment, tools, materials and supplies; property management including management fees comparable to those being paid at similar buildings in the Costa Mesa area; security; employees and contractors; resurfacing and restripping of walks, drives and parking areas; signs, directories and markers; landscaping; and snow and rubbish removal. Project Operating Costs shall not include expenses for legal services, real estate brokerage and leasing commissions, Landlord's income taxes, income tax accounting, interest, the depreciation, general corporate overhead, or capital improvements to the Project except for capital improvements installed for the purpose of reducing or controlling expenses, or required by any governmental or other authority having or asserting jurisdiction over the Project. If any expense, though paid in one year, relates to more than one calendar year such expenses shall be proportionately allocated among such related calendar years.

     c. Tenant shall pay, in equal monthly installments, Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs pursuant to paragraph 1.1g above for each calendar year which falls (in whole or in part) during the Lease Term (prorated for any partial calendar year at the beginning or end of the Lease Term). Annually, or from time to time, based on actual and good faith projections of Project Operating Cost data, Landlord may adjust its estimate of Operating Costs upward or downward. All monthly installments are due 15 days after notice to Tenant of a revised estimate of Building Operating Costs and Project Operating Costs and shall be in equal monthly amounts sufficient to result in the unpaid balance of Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs being paid in full by the end of the calendar year in which such adjustment is made, and thereafter shall be in equal amounts sufficient to result in Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs being paid in full by the end of each succeeding calendar year. In the event that the Project is not fully leased during any calendar year, Landlord may make appropriate adjustments to the Building Operating Costs and Project Operating Costs to adjust such expenses to a 95% leased basis, and such adjusted expenses shall be used for purposes of this paragraph 3.4.

     d. As soon as possible, each year Landlord shall compute the actual Building Operating Costs and Project Operating Costs for the prior calendar year, and shall give notice thereof to Tenant. Within 30 days after receipt of such notice, Tenant shall pay any deficiency in Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs for the prior calendar year (prorated for any partial calendar year at the beginning or end of the Lease Term. In the event of overpayment by Tenant, Landlord shall apply the excess to the next payment of Rent when due, until such excess is exhausted or until no further payments of Rent are due, in which case, Landlord shall pay to Tenant the balance of such excess within 30 days thereafter.

     3.5 TAXES: In addition to the Base Rent and other sums to be paid by Tenant hereunder, tenant shall reimburse Landlord, as additional Rent, upon demand, any and all taxes payable by Landlord, (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, fixtures and other personal property located in the Leased Premises or by the cost or value of any leasehold improvements made in or to the Leased Premises by Tenant, regardless of whether title to such improvements are in Tenant or Landlord; (b) upon or measured by the monthly rental payable hereunder, including, without limitation, any gross receipts tax or excise tax; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Leased Premises or any portion thereof except for income taxes; (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Leased Premises.


                                 ARTICLE FOUR
                            IMPROVEMENTS BY LANDLORD

     4.1 CONSTRUCTION CONDITIONS: Landlord shall construct the improvements described in the work letter attached hereto as SCHEDULE 6 (the "Improvements"). The expenses to be incurred as between Landlord and Tenant for construction of the Improvements are specified in SCHEDULE 6. If any act, omission or change requested or caused by Tenant increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord or such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in Rent at the time the Rent would have become due.

     4.2 COMMENCEMENT OF POSSESSION: If the Leased Premises are not substantially complete by the scheduled Lease Commencement Date, subject only to items which do not materially affect the use thereof, then the Lease business Commencement Date shall be extended to the date 5 business days after Landlord shall notify Tenant that the Leased Premises are ready for occupancy. In such an event the Lease Expiration Date shall remain the same. If Landlord fails to cause the Leased Premises to be ready for occupancy at the time of the scheduled Lease Commencement Date, (i)neither Landlord nor Landlord's agents, officers, employees, or contractors shall be liable for any damage, loss, liability or expense caused thereby, (ii) nor shall this Lease become void or voidable unless such failure continues for more than 180 days, in which case Tenant may terminate this Lease upon 20 days written notice to Landlord. Prior to occupying the Leased Premises, Tenant shall execute and deliver to Landlord a letter in the form attached as SCHEDULE 7, acknowledging the Lease Commencement Date and certifying that the Improvements have been substantially completed and that Tenant has examined and accepted the Leased Premises. Tenant hereby authorizes any agent or employee who receives the keys to the Leased Premises on behalf of Tenant to execute and deliver such letter in Tenant's name. If Tenant fails to deliver such letter, Tenant shall conclusively be deemed to have made such acknowledgment and certification by occupying the Leased Premises.

                                 ARTICLE FIVE
                               PROJECT SERVICES

     5.1 PROJECT SERVICES: Landlord shall furnish (unless other arrangements are agreed to):

     a. Utility Services: The utility services listed on SCHEDULE 3 ("Utility Services"). Should Tenant, in Landlord's sole judgment, use additional, unusual or excessive Utility Services, Landlord reserves the right to charge for such services as determined either by a separate submeter, installed at Tenant's expense, or by methods specified by an engineer selected by Landlord.

     b. Maintenance Services: Maintenance of all interior and exterior areas including lighting, landscaping, cleaning, painting, maintenance and repair of the exterior of the Building and its structural portions and roof, including all of the services listed on SCHEDULE 4 ("Maintenance Services").

     c. Parking: Parking under the terms and conditions described in SCHEDULE 5 ("Parking")

          Utility Services, Maintenance Services and Parking described above shall be collectively referred to as "Project Services". The cost of Project Services shall be either billed to and paid for directly by Tenant or shall be part of Building Operating Costs or Project Operating Costs.

     5.2 INTERRUPTION OF SERVICES: Landlord does not warrant that any of the Project Services will be free from interruption. Any Project Service may be suspended by reason of accident or of necessary repairs, alterations or improvements, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Subject to possible rent abatement as may be provided pursuant to the conditions described in Article 8, any such interruption or discontinuance of such Project Services shall never be deemed a disturbance of Tenant's use and possession of the Leased Premises, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. However, Landlord shall use its best efforts to cause the Project Services furnished by or through Landlord to be restored promptly.

                                  ARTICLE SIX
                              TENANT'S COVENANTS

     6.1  USE OF LEASED PREMISES: Tenant agrees to:

     a. Permitted Usage: Continuously use the Leased Premises for the Permitted Purpose only and for no other purpose.

     b. Compliance with Laws: Comply with the provisions of all recorded covenants, conditions and restrictions and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises and all reasonable requirements of the carriers of insurance covering the Project.

     c. Nuisances or Waste: Not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may unreasonably increase Landlord's fire and extended coverage insurance premium, damage the Building or the Project, constitute waste, constitute an immoral purpose, or be a nuisance, public or private, or menace or other disturbance to tenants of adjoining premises or anyone else, or use or store any toxic chemicals, except for copier toners and developers, and blueprint machine ammonia, wastes, elements or substances in the Leased Premises.

     d. Alterations and Improvements: Make no alterations or improvements to the Leased Premises without the prior written approval of Landlord and Landlord's mortgagee, if any. Any such alterations or improvements by Tenant shall be done in a good and workmanlike manner, at Tenant's expense, by a licensed contractor approved by Landlord in conformity with plans and specifications approved by Landlord. If requested by Landlord, Tenant will post a bond or other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. If alterations or improvements are less than $5,000 Tenant, will not be required to post a bond or other security.

     e. Liens: Keep the Leased Premises, the Building and the Project free from liens arising but of any work performed, materials furnished or obligations incurred by or for Tenant. If, at any time, a lien or encumbrance is filed against the Leased Premises, the Building or the Project as a result of Tenant's work, materials or obligations*, Tenant shall promptly discharge such lien or encumbrance. If such lien or encumbrance has not been removed within 30 days from the date it is filed, Tenant agrees to deposit with Landlord at Landlord's request cash or a bond in an amount equal to 125% of the amount of the lien, to be held by Landlord as security for the lien being discharged.

     * (except for those Improvements defined in Schedule 6 of the Lease for initial Tenant Improvements).

     f. Rules and Regulations: Observe, perform and abide by all the rules and regulations reasonably promulgated by Landlord from time to time. SCHEDULE 2 sets forth Landlord's rules and regulations in effect on the date hereof.

     g. Signage: **Obtain the prior approval of the Landlord and Landlord's mortgagee, if any, before placing any sign or symbol in doors or windows or elsewhere in or about the Leased Premises, or upon any other part of the Building, or Project including building directories. Any signs or symbols which have been placed without Landlord's approval may be removed by Landlord. Upon expiration or termination of this Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired, or such removal and repair may be done by Landlord and the cost charged to Tenant as Rent.

     **Tenant shall have the right to display its name on the exterior of the building in accordance with the sign ordinance for the Project an approved by the City of Costa Mesa attached hereto as schedule 9.

     6.2 INSURANCE: Tenant shall, at its own expense, procure and maintain during the Lease Term comprehensive general liability insurance with respect to the Leased Premises and Tenant's activities in the Leased Premises and in the Building and the Project, providing bodily injury, broad form property damage with a maximum $1,000 deductible, as follows:

     a.  $1,000,000, with respect to bodily injury or death to any one person;
     b. $3,000,000, with respect to bodily injury or death arising out of any one occurrence;
     c. $1,000,000 with respect to property damage or other loss arising out of any one occurrence;
     d. fire and extended casualty insurance covering Tenant's trade fixtures, merchandise and other personal property in a reasonable amount; and

     e.  worker's compensation insurance in at least the statutory amounts.

     Nothing in this paragraph 6.2 shall prevent Tenant from obtaining insurance of the kind and in the amounts provided for under this paragraph under a blanket insurance policy covering other properties as well as the Leased Premises, provided, however, that any such policy of blanket insurance (i) shall specify the amounts of the total insurance allocated to the Leased Premises, which amounts shall not be less than the amounts required by sections a. through c. hereof, and (ii) such amounts so specified shall be sufficient to prevent any one of the assureds from becoming a co-insurer within the terms of the applicable policy, and (iii) shall, as to the Leased Premises, otherwise comply as to endorsements and coverage with the provisions of this paragraph.

     Tenant's insurance shall be with a Best's Insurance Reports A+ rated company (or A rated, if Class XIII or larger or with Design Professional Insurance Company, or its successor). Landlord and Landlord's mortgagee, if any, shall be named as "additional insureds" under Tenant's insurance, and such Tenant's insurance shall be primary and non-contributing with Landlord's insurance. Tenant's insurance policies shall contain endorsements requiring 30 days notice to Landlord and Landlord's mortgagee, if any, prior to any cancellation, lapse or nonrenewal or any reduction in amount of coverage.

     Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises a certificate or certificates evidencing such insurance.

     6.3 REPAIRS: Tenant, at its sole expense, agrees to maintain the interior of the Leased Premises in a neat, clean and sanitary condition. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for 10 days after written notice from Landlord or if such failure results in a nuisance or health or safety risk, Landlord may perform any such required maintenance and repairs and the cost thereof shall be payable by Tenant as Rent within 10 days of receipt of an invoice from Landlord. Tenant shall also pay to Landlord the costs of any repair ordinary wear and tear excepted to the Building or Project necessitated by any act or neglect of Tenant. Tenant waives the provisions of Sections 1941 of the Civil Code of the State of California and any other statutes or laws permitting repairs by a tenant at the expense of a landlord or to terminate a lease by reason of the condition of the Leased Premises.

     6.4 ASSIGNMENT AND SUBLETTING: Tenant shall not assign, mortgage, pledge or encumber this Lease, or permit all or any part of the Leased Premises to be subleased to another, without the prior written consent of Landlord and Landlord's mortgagee, if any. Any transfer of this Lease by merger, consolidation, reorganization or liquidation of Tenant, or by operation of law, or change in ownership of or power to vote the majority of the outstanding voting stock of a corporate Tenant, or by change in ownership of a controlling partnership interest in a partnership Tenant, shall constitute an assignment for the purposes of this paragraph. Tenant may sublet or assign, without Landlord's approval, but with notice to Landlord to any entity in which it holds, or its shareholders hold, at least a 33% interest.

     Landlord agrees that it will not unreasonably withhold its consent to Tenant's assigning this Lease or subletting the Leased Premises. In addition to other reasonable bases, Tenant hereby agrees that Landlord shall be deemed to be reasonable in withholding its consent, if (a) (Sic.) or (c) to any party who is then a tenant of the Building or the Project if Landlord has comparable area; or
(d) Tenant is in default under any of the terms, covenants, conditions, provisions and agreements of this Lease past any period of cure provided for herein at the time of request for consent or on the effective date of such subletting or assigning; or (e) (Sic.) or (f) the proposed subtenant or assignee is, in Landlord's good faith judgment, incompatible with other tenants in the Building, or seeks to use any portion of the Leased Premises for a use not consistent with other uses in the Building, or is financially incapable of assuming the obligations of this Lease. Tenant shall submit to Landlord the name of a proposed assignee or subtenant, the terms of the proposed assignment or subletting, the nature of the proposed subtenant's business and such information as to the assignee's or subtenant's financial responsibility and general reputation as Landlord may reasonably require.

     No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its primary obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

     6.5 ESTOPPEL CERTIFICATE: From time to time and within 10 days after request by Landlord, Tenant shall execute and deliver a certificate to any proposed lender or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying with any appropriate exceptions, (i) that this Lease is in full force and effect without modification, (ii) the amount, if any,
of Prepaid Rent and Deposit paid by Tenant to Landlord, (iii) the   nature and
kind of concessions, rental or otherwise, if any, which Tenant has received or is entitled to receive, (iv) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions or offsets outstanding or other excuses for Tenant's performance under this Lease, and (v) any other fact reasonably requested by Landlord or such proposed lender or purchaser.

     6.6 BROKERAGE COMMISSIONS: Tenant represents to the Landlord that no broker or agent was instrumental in procuring or negotiating or consummating this Lease other than Broker of Record, and Tenant agrees to defend and indemnify Landlord against any loss, expense or liability incurred by Landlord as a result of a claim by any other broker or finder in connection with this Lease or its negotiation.

                                 ARTICLE SEVEN
                           LANDLORDS RESERVED RIGHTS


     7.2 (Sic.) ADDITIONAL RIGHTS RESERVED TO LANDLORD: Without notice and without liability to Tenant or without effecting an eviction or disturbance of Tenant's use or possession, Landlord shall have the right to (i) grant utility easements or other easements in, or replat, subdivide or make other changes in the legal status of the land underlying the Building or the Project as Landlord shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Tenant's use of the Leased Premises for the Permitted Purpose; (ii) enter the Leased Premises at reasonable times and at any time in the event of an emergency to inspect, alter or repair the Leased Premises or the Building and to perform any acts related to the safety, protection, reletting, sale or improvement of the Leased Premises or the Building; (iii) (Sic.) (iv) change the name or street address of the Building or the Project; (v) install and maintain signs on and in the Building and the Project; and (vi) make such reasonable rules and regulations as, in the sole judgment of Landlord, may be needed from time to time for the safety of the tenants, the care and cleanliness of the Leased Premises, the Building and the Project and the preservation of good order therein.

                                 ARTICLE EIGHT
                          CASUALTY AND UNTENANTABILITY

     8.1 CASUALTY AND UNTENANTABILITY: If the Building is made substantially untenantable or if Tenant's use and occupancy of the Leased Premises are substantially interfered with due to damage to the common areas of the Building or the Leased Premises are made wholly or partially untenantable by fire or other casualty, Landlord may, by notice to Tenant within 60 days after the damage, terminate this Lease. Such termination shall become effective as of the date of such casualty. If at any time during the last six months of the term of this Lease, there is damage, which the Leased Premises are made partially untenantable, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of occurrence of such damage. In the event that Tenant has an option to renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of said damage during the last six months of the term of this Lease. If Tenant duly exercises such option during said 20 day period, Landlord shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said 20 day period, then Landlord may, at Landlord's option, terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Tenant of Landlord's election to do so.

     If the Leased Premises are made partially or wholly untenantable by fire or other casualty and this Lease is not terminated as provided above, Landlord shall restore the Leased Premises to the condition specified in the work letter described in SCHEDULE 6. Tenant waives the provisions of Section 1932 of the Civil Code of the State of California and any other statute or law permitting Tenant to terminate this lease in the event of casualty to the Leased Premises.

     If the Landlord does not terminate this Lease as provided above, and Landlord fails within 180 days from the date of such casualty to restore the damaged common areas thereby eliminating substantial interference with Tenant's use and occupancy of the Leased Premises, or fails to restore the Leased Premises to the condition specified in the work letter described in SCHEDULE 6, Tenant may terminate this Lease as of the end of such 180 day period.

     In the event of termination of this Lease pursuant to this article 8, Rent shall be prorated on a per diem basis and paid to the date of the casualty, unless the Leased Premises shall be tenantable, in which case Rent shall be payable to the date of the lease termination. If the Leased Premises are untenantable and this Lease is not terminated, Rent shall abate on a per diem basis from the date of the casualty until the Leased Premises are ready for occupancy by Tenant. If part of the Leased Premises are untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the part of the Leased Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. Notwithstanding the foregoing, if any damage was proximately caused by an act or omission of Tenant, its employees, agents, contractors, licensees or invitees, then, in such event, Tenant agrees that Rent shall not abate or be diminished during the term of this Lease.

                                 ARTICLE NINE
                                 CONDEMNATION

     9.1 CONDEMNATION: If all or any part of the Leased Premises shall be taken under power of eminent domain or sold under imminent threat to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority. In such event, Base Rent and Tenant's Pro Rata Share of Building Operating Costs or Project Operating Costs shall abate in the ratio that the portion of Tenant's Square Footage taken or sold bears to Tenant's Square Footage. If a partial taking or sale of the Leased Premises, the Building or the Project (i) substantially reduces Tenant's Square Footage resulting in a substantial inability of Tenant to use the Leased Premises for the Permitted Purpose, or (ii) renders the Building or the Project commercially unviable to Landlord in Landlord's sole opinion, either Tenant in the case of (i), or Landlord in the case of (ii), may terminate this Lease by notice to the other party within 30 days after the terminating party receives written notice of the portion to be taken or sold. Such termination shall be effective 180 days after notice thereof, or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically to Tenant for removal and reinstallation of Tenant's trade fixtures, personal property or Tenant's moving costs.

                                  ARTICLE TEN
                           WAIVER OF CERTAIN CLAIMS

     10.1 WAIVER OF CERTAIN CLAIMS: * Tenant, to the extent permitted by law, waives all claims it may have against Landlord, and against Landlord's agents and employees for any damages sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any cause arising at any time.* Tenant agrees to hold Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Leased Premises, due to any act of negligence or default under this Lease by Tenant, its contractors, agents, employees, licensees and invitees.

*Except for those claims arising from the areas negligence or willful misconduct of Landlord.

     10.2 WAIVER OF SUBROGATION: Tenant and Landlord release each other and waive any right of recovery against each other for loss or damage to the waiving party or its respective property, which occurs in or about the Leased Premises, whether due to the negligence of either party, their agents, employees, officers, contractors, licensees, invitees or otherwise, to the extent that such loss or damage is insurable against under the terms of standard fire and extended coverage insurance policies. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Leased Premises shall contain appropriate waiver of subrogation clauses.

     10.3 LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, shareholders, directors, officers, employees or agents of Landlord, and Tenant shall look solely to Landlord's interest in the Leased Premises and to no other assets of Landlord for satisfaction of any liability in respect of this Lease. Tenant will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Landlord or any of their personal assets for such satisfaction. Notwithstanding any other provisions contained herein, Landlord shall not be liable to Tenant, its contractors, agents or employees for any consequential damages or damages for loss of profits.

                                ARTICLE ELEVEN
                    TENANTS DEFAULT AND LANDLORD'S REMEDIES

     11.1  TENANT'S DEFAULT: It shall be an "Event of Default" if Tenant shall
(i) fail to pay any monthly installment of Base Rent or of Tenant's Pro Rata Share of Building Operating Costs or Project Operating Costs, or any other sum payable hereunder within 10 days after such payment is due and payable; (ii) violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for 15 days after written notice thereof to Tenant by Landlord; (iii) make a general assignment for the benefit of its creditors or file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) have a proceeding filed against Tenant seeking any relief mentioned in (iii) above; (v) have a trustee, receiver or liquidator appointed for Tenant or a substantial part of its property; (vi) abandon or vacate the Leased Premises; (vii) default under any other lease, if any, within the Building or the Project; or (viii) if Tenant is a partnership, if any partner of the partnership is involved in any of the acts or events described in subparagraphs (i) through (vii) above.

     11.2 REMEDIES OF LANDLORD: If an Event of Default occurs, Landlord, at any time thereafter and without waiving any other rights available to Landlord, at law or in equity, may: (i) If Landlord does not terminate this Lease or Tenant's right to possession of the Leased Premises, and whether or not Tenant has vacated or abandoned the Leased Premises, and provided that Landlord promptly notifies Tenant in writing that Tenant's right to possession has not been terminated and that Tenant may assign its interest in this lease with the consent of Landlord, which consent shall not unreasonably be withheld (it being understood that Landlord's acts of maintenance or preservation of the Leased Premises or efforts to relet the same, or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this lease shall not constitute a termination of Tenant's right to possession), enforce all of Landlord's rights and remedies under this lease, including the right to recover rent as it becomes due under this lease; or (ii) declare the term hereof ended, peaceably reenter the Leased Premises, upon three days prior notice, and remove all persons therefrom. In this event, Landlord may exercise any of the remedies set forth in California Civil Code Section 1951.2, including, without limitation thereto, the right of Landlord to recover from Tenant an amount equal to the "worth at the time of the award," as such term is defined in such Section, of the then unpaid rent for the balance of the term of this Lease to the extent that it exceeds the amount of any rental loss that Tenant proves could be reasonably avoided.

     The remedies granted to Landlord herein in an Event of Default by Tenant are nonexclusive of any other legal remedies or rights available in law or equity to Landlord. No act of Landlord shall be deemed an act terminating this lease or declaring the lease term ended unless a written notice is served upon Tenant by Landlord expressly setting forth therein that Landlord elects to terminate this lease or to declare the term ended.

                                 ARTICLE TWELVE
                                  TERMINATION

     12.1 SURRENDER OF LEASED PREMISES: On expiration of this Lease, if no Event of Default exists, Tenant shall surrender the Leased Premises in the same condition as when the Lease Term commenced, ordinary wear and tear excepted. Except for furnishings, trade fixtures and other personal property installed at Tenant's expense, all alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Leased Premises, either by Landlord or Tenant, shall be Landlord's property and at the expiration or earlier termination of the term shall remain on the Leased Premises without compensation to Tenant, except if requested by Landlord, Tenant, at its expense and without delay, shall remove any alterations, additions or improvements made to the Leased Premises by Tenant designated by Landlord to be removed, and repair any damage to the Leased Premises or the Building caused by such removal. If Tenant fails to repair the Leased Premises, Landlord may complete such repairs and Tenant shall reimburse Landlord for such repair and restoration. Landlord shall have the option to require Tenant to remove all its property. If Tenant fails to remove such property as required under this Lease, Landlord may dispose of such property in its sole discretion without any liability to Tenant, and further may charge the cost of any such disposition to Tenant.

     12.2 HOLD OVER TENANCY: If Tenant shall hold over after the Lease Expiration Date, Tenant may be deemed, at Landlord's option, to occupy the Leased Premises as a tenant from month to month, which tenancy may be terminated by one month's written notice. During such tenancy, Tenant agrees to pay to Landlord, monthly in advance, an amount equal to 125% of all Rent which would become due (based on Base Rent and Tenant's Pro Rata Share of Building Operating Costs and Project Operating Costs payable for the last month of the Lease Term, together with all other amounts payable by Tenant to Landlord under this Lease), and to be bound by all of the terms, covenants and conditions herein specified. If Landlord relets the Leased Premises or any portion thereof to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant all costs and expenses, attorneys fees, damages or loss of profits incurred by Landlord as a result of Tenant's failure to deliver possession of the Leased Premises to Landlord when required under this Lease.

                               ARTICLE THIRTEEN
                                 MISCELLANEOUS

     13.1 QUIET ENJOYMENT: If and so long as Tenant pays all Rent and keeps and performs each and every term, covenant and condition herein contained on the part of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance by Landlord.

     13.2 ACCORD AND SATISFACTION: No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall constitute an accord and satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may determine at its sole option.

     13.3 SEVERABILITY: The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease to the extent unenforceable, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term of this Lease, and the remaining terms hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

     13.4 SUBORDINATION AND ATTORNMENT: The rights of Tenant under this Lease are and shall be subordinate to the lien of any first mortgage or first deed of trust, now or hereafter in force against the Building or the Project, and to all advances made or hereafter to be made thereunder ("Superior Instruments"). If requested in writing by Landlord or any first mortgagee or ground lessor of Landlord, Tenant agrees to execute a subordination agreement required to further effect the provisions of this paragraph.

     In the event of any transfer in lieu of foreclosure or termination of a lease in which Landlord is lessee or the foreclosure of any Superior Instrument, or sale of the Property pursuant to any Superior Instrument, Tenant shall attorn to such purchaser, transferee or lessor and recognize such party as landlord under this Lease, provided such party acquires and accepts the Leased Premises subject to this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure sale or transfer.

     13.5 APPLICABLE LAW: This Lease shall be construed according to the laws of the state in which the Leased Premises are located.

     13.6 BINDING EFFECT; GENDER: This Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns.

It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto.

     13.7 TIME: Time is of the essence of this Lease.

     13.8 ENTIRE AGREEMENT: This Lease and the schedules and addenda attached set forth all the covenants, promises, agreements, representations, conditions, statements and understandings between Landlord and Tenant concerning the Leased Premises and the Building and the Project, and there are no representations, either oral or written between them other than those in this Lease. This Lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Lease.

     13.9 NOTICES: All notices pursuant to this Lease shall be in writing and shall be effective when received having been mailed or delivered (i) to Landlord or Tenant at the addresses designated in Article 1.1 with a copy to the Managing Agent, or (ii) to such other addresses as may hereafter be designated by either party by written notice.

     SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION OR SIGNATURE BY TENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR LEASE, AND IT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT. PROVIDED THE LANDLORD DELIVERS A SIGNED COPY OF THE LEASE WITHIN THIRTY DAYS OF THE RECEIPT BY LANDLORD OF A COPY OF THE LEASE SIGNED BY TENANT.

This Lease is executed as of the date first written above.



WITNESS:                           LANDLORD:  SCRIPPS  CENTER  ASSOCIATES
                                        A California General Partnership
/s/ William Bowman
------------------
/s/ Steven M. Case                 BY:  ALLSTATE INSURANCE COMPANY
------------------
                                         an Illinois Corporation
                                         -----------------------
                                         General Partner,
                                         BY: /s/ M.J.Resnick
                                             -------------------
                                         BY:  Signed (illegible)

                              And BY:  ALLSTATE LIFE INSURANCE COMPANY

                                         BY:  ALLSTATE INSURANCE COMPANY
                                         an Illinois Corporation
                                         -----------------------
                                         General Partner,
                                         BY: /s/ M.J.Resnick
                                             -------------------
                                         BY:  Signed (illegible)

WITNESS:                                TENANT:
                                        Keith Engineering, Inc.
/s/ William Bowman                      By: /s/ Aram Keith
------------------                          -----------------------
                                        Its  President (signed)
                                             ----------------------
/s/ Steven M. Case
-------------------
                                        By: /s/ Floyd Reid
                                            -----------------------
                                        Its  Secretary (signed)
                                            -----------------------



                              GUARANTOR:

                              By _______________________

                              By _______________________

                                  SCHEDULE 1

               DESCRIPTION OF THE LEASED PREMISES AND FLOOR PLAN
               -------------------------------------------------

                                  SCHEDULE 2

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entrances, halls, corridors, elevators and stairways of the Building and Project shall not be obstructed or used as a waiting or lounging place by tenant, its agents, servants, employees, invitees, licensees and visitors. All entrance doors leading from any Leased Premises to the hallways are to be kept closed at all times.

2. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish tenant with two keys to each door lock on the Leased Premises, and Landlord may make a reasonable charge for any additional keys and access cards requested by tenant. Tenant shall not alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. In the event of such alteration for installation approval by Landlord, tenant shall supply Landlord with a key for any such additional or altered lock or bolt. Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys and access cards in tenant's possession for all locks and bolts in the Building.

4. Tenant shall not cause any unnecessary labor by reason of tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenant will see that (i) the windows are closed, (ii) the doors securely locked, and (iii) all water faucets and other utilities are shut off (so as to prevent waste or damage) each day before leaving the Leased Premises. In the event tenant must dispose of crates, boxes, etc. which will not fit into office waste paper baskets, it will be the responsibility of tenant to dispose of same. In no event shall tenant set such items in the public hallways or other areas of the Building or garage facility, excepting tenant's owned Leased Premises, for disposal.

5. Landlord and Tenant shall mutually agree to prescribe the date, time, method and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building for Tenant's initial move in only. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except by experienced safe men, movers or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, immediately upon demand, by the tenant by, through, or under whom such damage was done. There shall not be used in any space, or in the public halls of the Building, either by tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

6. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by tenant.

7. The toilet rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweepings, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule shall be borne by tenant, or by its agents, employees, invitees, licensees or visitors, such breakage, stoppage or damage shall have been caused.

8. No sign, name, placard, advertisement or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by tenant on any part of the Building or Project without the prior written approval of Landlord. All signs or letterings on doors, or otherwise, approved by Landlord shall be inscribed, painted or affixed at the sole cost and expense of the tenant, by a person approved by Landlord. A directory containing the names of all tenants in the Building shall be provided by Landlord at an appropriate place. Tenant shall have the right to display its name on the exterior of the building in accordance with the sign ordinance for the Project as provided by the City of Costa Mesa pursuant to paragraph 6.1G.

9. No signalling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed In connection with any Leased Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of the tenant and under control and direction of Landlord. Landlord retains, in all cases, the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by tenant must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with (i) the number of the Leased Premises to which said wires lead, (ii) the purpose for which said wires are used, and (iii) the name of the company operating same.

10. Tenant, their agents, servants or employees, shall not (a) go on the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building, (d) bring in or keep in or about the Leased Premises any vehicles except for company vehicles of Tenant brought into the warehouse area for minor repairs or maintenance, or animals of any kind, (e) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or windowsills of the Building, (f) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building, (g) use any Leased Premises (i) for lodging or sleeping, (ii) for cooking (except that the use by tenant of Underwriter's Laboratory equipment for brewing coffee, tea and similar beverages or a cafeteria for Tenant's own employees shall be permitted, provided that such use is in compliance with law),
(h) cause or permit unusual or objectionable odor to be produced or permeate from the Leased Premises, (including, without limitation, duplicating or printing equipment fumes except for copier and blueprint machines, and (i) (Sic.) Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or garage facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building and Project.

11. Tenant shall not store or use in any Leased Premises any (a) ether, naptha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, flashlight powder, kerosene or camphene, (b) any other flammable, combustible, explosive or illuminating fluid, gas or material of any kind, and
(c) any other fluid, gas or material of any kind having an offensive odor, without the prior written consent of Landlord.

12. No canvassing, soliciting, distribution of hand bills or other written material, or peddling shall be permitted in the Building or the Project, and tenant shall cooperate with Landlord in prevention and elimination of same.

13. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part or appurtenances of Leased Premises.

14. If any Leased Premises becomes infested with vermin, tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminators as shall be approved by Landlord.

15. No curtains, blinds, shades, screens, awnings or other coverings or projections of any nature shall be attached to or hung in, or used in connection with any door, window or wall of the premises of the building without the prior written consent of Landlord. Landlord will not unreasonably withhold consent.

16. Landlord shall have the right to prohibit any advertising by tenant which, in Landlord's opinion, tends to impair the reputation of Landlord or of the Building, or its desirability as an office building for existing or prospective tenant who require the highest standards of integrity and respectability, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

17. Wherever the word "tenant" occurs, it is understood and agreed that it shall also mean tenant's associates, employees, agents and any other person entering the Building or the Leased Premises under the express or implied invitation of tenant. Tenant shall cooperate with Landlord to assure compliance by all such parties with rules and regulations.

18. Landlord reserves the right to make reasonable amendments, modifications and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time to time be needed for the safety, care, cleanliness and preservation of good order of the Building and Project.

                                  SCHEDULE 3

                               UTILITY SERVICES
                               ----------------

The Landlord shall provide, the following services as part of Operating Costs, except as otherwise provided:

(1) Air Conditioning and heat for normal purposes at all times. Tenant agrees not to use any apparatus or device, in or upon or about the Leased Premises, and Tenant further agrees not to connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services, without written consent of Landlord. Should Tenant use such services under this provision to excess, Landlord reserves the right to charge for such services. The charge shall be payable as additional Rent. Should Tenant refuse to make payment upon demand of Landlord, such excess charge constitutes a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach.

(2) Electric power for lighting and operating of office machines, air conditioning and heating as may be required for comfortable occupancy of the premises. Electric power furnished by Landlord is intended to be that consumed in normal office use for the lighting, heating, ventilating, air conditioning and small office machines. Landlord reserves the right if consumption of electricity exceeds that required for normal office use as specified, to include a charge to be based upon the average cost per unit of electricity for this Building applied to the excess use as determined by a submeter to be furnished and installed at the option of the Tenant and at its expense. If the Tenant refuses to pay upon demand of Landlord such excess charge, such refusal shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach.

(3) Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord, (or by Tenant with Landlord's written consent).

                                  SCHEDULE 4

                             MAINTENANCE SERVICES
                             --------------------


(1) Subject to the terms of this Lease, Landlord shall supply exterior lamp replacement, exterior window washing with reasonable frequency, and janitorial services to the common areas and Leased Premises during the time and in the manner that such janitorial services are customarily furnished in general office buildings in the area.

(2) Landlord agrees to reasonably maintain the exterior and interior of the Leased Premises to include lawn and shrub care, snow removal, maintenance of the structure, roof, mechanical and electrical equipment, architectural finish, and so on, excluding only those items specifically excepted elsewhere in this Lease.

                                  SCHEDULE 5

                                    PARKING
                                    -------


Landlord hereby grants to Tenant a license to the use during the term of this Lease the spaces described in Article 1.1j. Said parking spaces shall be made available to Tenant on an allocated basis and Tenant agrees to comply with such reasonable rules and regulations as may be made by Landlord from time to time in order to insure the proper operation of the parking facilities. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its sole discretion to determine whether parking facilities are becoming crowded, and in such event, to allocate specific parking spaces among Tenant and other tenants or to take such other steps necessary to correct such condition, including but not limited to policing and towing, and if Tenant, its agents, officers, employees, contractors, licensees or invitees are deemed by Landlord to be contributing to such condition, to charge to Tenant as Rent that portion of the cost thereof which Landlord reasonably determines to be caused thereby. Landlord may, in its sole discretion, change the location and nature of the parking spaces available to Tenant, provided that after such change, there shall be available to Tenant approximately the same number of spaces as available before such change. Tenant shall have nine (9) reserved parking spaces. The location of the reserved parking spaces are shown in Parking Exhibit 1.

                                  SCHEDULE 6

                        Scripps Center Office Building
                        --------------
                      Costa Mesa, California City, State
                      ----------------------
                            Date__________________


                             WORK LETTER AGREEMENT
                             ---------------------

Keith Engineering, Inc.
-----------------------
200 Baker Street
----------------
Costa Mesa, California 92626
----------------------------

Re:  Suite Building C,
     Scripps Center Office Building
     --------------

Gentlemen:

You (referred to as "Tenant"), and we (referred to as "Landlord,) are executing, simultaneously with this work letter agreement, a written lease (the "Lease") pertaining to the space referred to above (the "Leased Premises"). This work letter agreement is attached to the Lease as Schedule 6 and made a part thereof.

To induce Tenant and Landlord, each, to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this work letter agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.   Definitions The terms defined in this paragraph, for purposes of this work
     -----------
letter agreement, shall have the meanings specified herein, and, in addition to the terms defined herein, terms defined in the Lease shall, for purposes of this work letter agreement, have the meanings specified therein.

     1.01  "Base Tenant Improvements" means the Building Standard items which
     ----
     are supplied, installed and finished by Landlord, according to Building Standard specifications and which shall be paid for by Landlord (subject to the Allowance) as provided for in paragraph 2.03 below.

     1.02  "Building Standard" means the quantity and quality of materials,
     ----
     finishing and workmanship specified by Landlord for the Building, as set forth on Exhibit I attached hereto and made a part hereof.

     1.03  "Construction Documents" means the construction drawings, plans and
     ----
     specifications referred to in paragraphs 2.02 and 2.03 below to be attached hereto and made a part hereof.

     1.04  "Extraordinary Tenant Improvements" means any work Tenant requests
     ----
     Landlord to do in connection with the Leased Premises, other than Base Tenant Improvements and which exceed the $25.00 per square foot allowance.

     1.05  "Leasehold Improvements" means the aggregate of Base Tenant
     ----
     Improvements and Extraordinary Tenant Improvements, as contemplated by the Construction Documents.

     1.06  "Substantial Completion" means that the Leasehold Improvements have
     ----
     been substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises or which customarily are deemed to be "punchlist work".

2.   Construction Documents; Payments
     --------------------------------

     2.01  The parties have approved a preliminary floor plan for the Leased
     ----
     Premises, a copy of which is attached to the Lease as Schedule 1 (the "Preliminary Plan"). The estimated cost of completing the Leasehold Improvements according to the Preliminary Plan (the "Estimate") is $________. The Estimate represents Landlord's good faith estimate of the cost of completing the Leasehold Improvements. Landlord shall have no liability if the Final Cost (defined in paragraph 2.03 below) is greater than the Estimate.

     2.02  Tenant, within 60 days hereof, shall as a part of the allowance for
     ----                ----
     improvement cause the Consultants (defined below) to prepare and submit to Landlord for approval or disapproval all drawings, plans and specifications necessary to construct the Leasehold Improvements. The following companies shall prepare the drawings, plans and specifications which are to comprise the Construction Documents:

          Architectural ____________________:

          Mechanical _______________________:

          Electrical _______________________:

          Plumbing _________________________:

     (collectively, the "Consultants"). The fees and expenses of the Consultants for preparing the initial drawings, plans and specifications which are to comprise the Construction Documents shall be included in the Final Cost (defined in paragraph 2.03 below) and allocated accordingly between Base Tenant Improvements and Extraordinary Tenant Improvements. Tenant shall receive an appropriate credit for any advance payments made to the Consultants.

     2.03  Upon Landlord's approval of the final form of the drawings, plans and
     ----
     specifications, which when submitted by Tenant and approved by Landlord shall constitute the Construction Documents,

     Landlord shall prepare a good faith analysis in its sole judgement of the cost of constructing the Leasehold Improvements according to the Construction Documents (the "Final Cost") and submit such analysis to Tenant for its approval. The Final Cost shall be allocated between the costs attributable to the construction of the Base Tenant Improvements and to be paid for by Landlord (subject to the Allowance, the "Landlord's Share") and the costs or to be otherwise paid for by Tenant (the "Tenant's Share") within 7 days of receipt, Tenant shall approve the Final Cost
                    -
     (including the allocation thereof). If Tenant does not approve the Final Cost, it shall promptly notify Landlord thereof; in which case Tenant and Landlord shall use their best efforts to amend the Construction Documents in a manner reasonably satisfactory to each. If they are unable to do so within 10 days after Tenant notifies Landlord as provided in the preceding
            --
     sentence, either party may thereafter terminate the Lease by delivering written notice to the other. Tenant acknowledges that Landlord's sole obligation is to pay the costs attributable to the construction of the Base Tenant Improvements, up to an aggregate maximum limit of $ 25.00 per square
                                                              -------
     foot of Tenant's Square Footage (the "Allowance"), and Tenant shall pay all other costs of the construction of the Leasehold Improvements as the Tenant's Share. If the construction Documents require the construction or installation of additional improvements beyond those regularly provided by Landlord in the $ 25.00 per square foot allowance for the core of the Building in which the Leased Premises are located (including, without limitation, extra sprinklers, fire hose cabinets and other safety devices.), Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional improvements. All costs attributable to changes and variations from the Construction Documents resulting from acts or omissions of Tenant (including, without limitation, any fees and expenses of the Consultants and any increased costs of construction) shall be paid by Tenant, if they exceed the $25.00 per square foot allowance.

3.   Leasehold Improvements
     ----------------------

     3.01 The following provisions shall apply to the construction of the
     ----
          Leasehold Improvements:

          (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements; and Landlord shall be permitted a reasonable reimbursement for supervision and overhead, but no profit.

          (b) Landlord agrees to construct the Leasehold Improvements in accordance with the Construction Documents, provided Tenant has complied with all the applicable provisions of this work letter agreement and the Lease.

     3.02  If there are any changes in the Leasehold Improvements requested by,
     ----
     or on behalf of, Tenant from the work as reflected in the Construction Documents, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes, if these costs cause the Leasehold Improvements to exceed the Allowance.

     3.03  Landlord shall have no obligation to commence construction of any in
     ----
     the Leased Premises until (a) Tenant has submitted and Landlord has approved the Construction Documents and Tenant shall have approved the Final Cost for the construction of the Leasehold Improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to the Tenant's Share.

4.   Lease Commencement Date
     -----------------------

     4.01  Landlord shall notify Tenant when Substantial Completion has been
     ----
     achieved, and thereafter the Lease Commencement Date shall be established as set forth in the Lease. Not withstanding anything to the contrary contained in the Lease or this work letter agreement, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused by any act or omission attributable to Tenant, including without limitation:

           (a) Tenant's request for any Extraordinary Tenant Improvements;

           (b) Tenant's failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold improvements or any other information requested by the Consultants as necessary or useful to prepare the initial drawings, plans and specifications which are to comprise the Construction Documents;

           (c) Tenant's failure to submit promptly the initial drawings, plans and specifications which are to comprise the Construction Documents;

           (d) Tenant's failure to approve promptly the Final Cost; and

           (e) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents 1

     4.02  In any event, Rent payable under the Lease shall not abate by reason
     ----
     of any unreasonable delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused by any act or omission attributable to Tenant (including, without limitation, the acts and omissions referred to in subparagraphs (a) through (e) of paragraph 4.01 above).

5.   Tenant's Access To Leased Premises
     ----------------------------------

     5.01  Landlord, in its sole discretion, may permit Tenant and Tenant's
     ----
     agents or independent contractors to enter the Leased Premises prior to the scheduled Lease Commencement Date in order that Tenant may do Other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such permission must be in writing prior to entry. If Landlord permits such prior entry, then such license shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers, and invitees shall work in harmony and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole, discretion, shall have the right to withdraw and cancel such license upon notice to Tenant. Tenant agrees that any such entry into the Leased Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Leasehold Improvements or installations made in the Leased Premises or loss or damage to property placed therein or there about, the same being at Tenant's sole risk.

     5.02  In addition to any other conditions or limitations on such license to
     ----
     enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmen's lien claims.

6.   Miscellaneous Provisions Landlord and Tenant further agree as follows:
     ------------------------

     6.01  Except as herein expressly set forth with respect to the Leasehold
     ----
     improvements in paragraph 3.01 of schedule 6, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease, including any alterations or improvements as contemplated by paragraph 6.1d of the Lease, shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     6.02  This work letter agreement shall not be deemed applicable to: any
     ----
     additional space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease or otherwise, or (b) any portion of the original Leased Premises or any additions thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Leased Premises not contemplated by this work letter agreement shall be effected pursuant to a separate work letter agreement, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

     6.03  Any person signing this work letter agreement on behalf of Tenant
     ----
     warrants and represents he has authority to do so.

     6.04  This work letter agreement shall be binding upon and inure to the
     ----
     benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6.05  Anything in the Lease to the contrary notwithstanding, notices and
     ----
     other items to be delivered pursuant to this work letter agreement shall be effective upon receipt of same by the party to whom such notice or item is directed.

     6.06  Tenant shall have the right to install modular furniture partitions
     ----
     in said Leased Premises. Landlord shall pay for the modular furniture partitions provided that Tenant does not exceed the allowance in paragraph
     2.03 herein. The modular furniture partitions purchased by Landlord shall remain in the Building and become property of the Landlord upon termination of the Lease. If Tenant does not use the $25.00 per square foot Allowance, the unused Allowance shall be credited against rent in the first month or months that rent is due.

If the foregoing correctly sets forth our understanding, kindly acknowledge your approval in the space provided below for that purpose and return to us two signed counterparts of this work letter agreement.

Very truly yours,


LANDLORD:  SCRIPPS CENTER ASSOCIATES
           A California General Partnership

     By:   ALLSTATE INSURANCE COMPANY
           --------------------------
           an Illinois Corporation
           -----------------------
           General Partner

     By: /s/ M.J. Resnick
         --------------------------
     By:  signature illegible
         --------------------------
          Authorized Signatory

And by: ALLSTATE LIFE INSURANCE COMPANY
        -------------------------------
         an Illinois Corporation
        ---------------------------
         General Partner

     By: /s/ M.J. Resnick
          -----------------------------

     By:  signature illegible
          -------------------
          Authorized Signatory

AGREED TO AND ACCEPTED this 16th day of August, 1989
                            ----        ------    --
Keith Engineering, Inc.
-----------------------
A California Corporation
-------------

By: /s/ Aram H. Keith (signed)
    --------------------------
Its President
    ---------

                      EXHIBIT 1 TO WORK LETTER AGREEMENT

                            BUILDING STANDARD WORK


HEATING, VENTILATING AND
AIR CONDITIONING:             Supply and install building standard condenser
                              water piping distribution system, heat pump supply unit, ductwork & supply diffusers.

ELECTRICAL LIGHT FIXTURES:    Supply and install building 2 ft. x 4 ft.
                              fluorescent lay in fixtures containing three tubes and acrylic lenses, based on an allocation of one per 85 square feet of usable area on each floor.

CEILING, TO INCLUDE GRID
AND LAY-IN TILE:              Supply and install building standard 2 ft. x 2 ft.
                              exposed white grid and acoustical tile lay-in ceiling throughout the Leased Premises. Ceiling height shall be approximately 8 ft. 6 in. Cost to drop tile in place will be charged to the allowance.

WINDOW COVERINGS:             Supply and install building standard Levelor
                              blinds.

FIRE PROTECTION:              Supply and install the building standard sprinkler
                              protection system based on the sprinkler design depicted on the original or most recent fire protection document. Relocation or additional heads required for approval by insurance and jurisdictional bodies due to Tenant's partition layout will be charged as an extra to Tenant.

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

BY LEASE DATED August 16, 1989, as amended by the documents listed in paragraph 7 below ("Lease") between Keith Engineering, Inc., dba: The Keith Companies ("Tenant"), or its predecessor, and Scripps Center Associates ("Landlord"), or its predecessor, Landlord has leased to Tenant 49,413 rentable square feet, as more particularly described in the Lease "Leased Premises"), in the building located at 2955 Redhill Avenue, Suite 200, Costa Mesa, California ("Property"). Landlord, as owner, intends to sell the said Property to ASP Acquisitions, L.L.C. and/or its affiliates or assigns ("Buyer") who, as a condition to the purchase of the Property, has required this Tenant Estoppel Certificate. In consideration of Buyer" (Sic.) agreement to purchase the Property, Tenant agrees and certifies to Landlord and to Buyer as follows:

1. The Lease Premises and possessions thereof are accepted. The Lease is in full force and effect.

2.   The Lease term begins on June 1, 1993 and ends on April 20, 2000.

3.   All work to be performed for Tenant under the Lease has been performed as
     required under the Lease and has been accepted by Tenant, except    n/a   ,
                                                                      ---------
and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

4.   Tenant claims no present charge, lien or claim of offset against rent.

5. Rent is paid for the current month, but is not paid, and will not be paid, more than one month in advance. Base Rent is $53,067.86 per month and is due on the first of each month. Additional rent and any other amounts due under the lease are $18,095.00 per month. A security deposit has been paid to Landlord in the amount of $78,023.20. Tenant's share of Operating Costs, including real estate taxes, are based on one of the following:
                           ---


     _____Base Year of 19 ; OR

     _____Operating Cost Stop of $ ____ per square foot; OR

     _____No pass-through of Operating Costs; OR

       X   Other     NNN pro rata share
     -----      -----------------------

6. There are no existing defaults by reason of any act or omission of the Landlord except as follows: to the knowledge of tenant as of the date of
                                --------------------------------------------
    this certificate there are none.
    -------------------------------

7. The Lease has not been modified, except in accordance with the documents dated as follows:

          Amendment dated November 30, 1989
          Amendment dated August 31, 1990
          Amendment dated April 15, 1993
          Special Limited Guarantee dated June 1, 1993
          Amendment dated October 1, 1993
          Amendment dated May 28, 1998

8.   The Tenant has no rights or options to purchase the property.

This certificate may be relied upon by Buyer, its lender from time to time, and their respective successors, assigns, and affiliates.

                              Tenant:  KEITH ENGINEERING, INC.
                                       dba The Keith Companies

                              By:      /s/ Aram H. Keith
                                       -----------------
                              Title:       CEO
                                       -----------
                              Date:        7/7/98
                                       -----------

                               ADDENDUM TO LEASE

                             DATED _______ , 1989
                                    BETWEEN
                   SCRIPPS CENTER ASSOCIATES (LANDLORD) AND
                       KEITH ENGINEERING, INC. (TENANT)


14.1 Base Rent: The Base Rent shall be as follows:
     ----------

                               Monthly        Base Rent Per
                    Months     Payment    Square Foot  Per Year
                    ------     -------    ---------------------
                    01-12      $49,000.00         $ 8.40
                    13-24      $54,600.00         $ 9.36
                    25-36      $60,200.00         $10.32
                    37-48      $66,500.00         $11.40
                    49-60      $73,500.00         $12.60
                    61-72      $77,000.00         $13.20
                    73-84      $80,500.00         $13.80
                    85-96      $84,700.00         $14.52
                    97-108     $88,900.00         $15.24
                    109-120    $93,100.00         $15.96

14.2 Right of Refusal: Provided Tenant is not in default under the Lease, at any
     -----------------
     time during the Lease Term and the terms of any renewal option periods, Tenant shall have the following rights:

     - A right of first refusal to lease additional space in Building C ("First Right - C").

     - A right of first refusal for space in Building A only in the event that no rights of first refusal are granted to any current or future tenant leasing space in Building A ("First Right - A").

     - A right of second refusal for space in Building A which shall be subject to any rights of first refusal granted to any current or future tenant in Building A ("Second Right - A").

The Above First Right - C, First Right - A and Second Right - A shall sometimes be individually or collectively referred to as "Right" or "Rights".

Landlord shall give Tenant written notice that a third party is interested in leasing all or any portion of the space in either Building A or C governed by the Rights. Tenant shall have five (5) working days after receiving notice from Landlord to respond in writing of its intention to exercise any Right. If any Right is exercised during years 1 through 7 of the Lease Term, it shall be at the same terms and conditions as this Lease with base rent being the same amount per rentable square foot as that being paid by Tenant for the Leased Premises under this Lease as of the date any of the Rights are exercised. If any Right is exercised during years 8 through 10 of the Lease Term, it shall be at the same terms and conditions as this Lease except for base rent and lease term which shall be the same as those offered by Landlord to the third party.

14.3 Rental Abatement: The Base Rent for months one (1) through five (5) of the
     -----------------
     Lease Term shall be free. Tenant shall pay its Pro Rata Share of the Project Operating Costs and Building Operating Costs, as defined in paragraph 1.lG., during the free rent period.

14.4 Cancellation Provision: Tenant shall have the right to cancel the Lease for
     -----------------------
     up to 50% of Tenant's square footage anytime after the first year of the Lease Term. The maximum space that Tenant may cancel, however, is 35,000 rentable square feet. Tenant shall have the option to cancel space in amounts not less than 10,000 rentable square feet or larger. The location of the space that Tenant can cancel is outlined in Exhibit ___ attached hereto. Tenant shall provide Landlord six (6) months written notice of its intent to cancel the Lease for a portion of the Leased Premises. Tenant shall reimburse Landlord within 30 days of notice from Landlord for the space cancelled based upon the following schedule:

               If Cancelled               Cancellation Cost
                 In Year          Per Rentable Square Foot Returned
                 -------          ---------------------------------
                      1                    Not cancellable
                      2                    $5.00
                      3                    $4.00
                      4                    $3.00
                      5                    $2.00
                      6                    $1.50
                      7                    $1.50
                      8                    $1.15
                      9                    $ .77
                      10                   $ .38

14.5 Option to Renew:  Provided Tenant is not in default, Landlord hereby grants
     ----------------
     Tenant two (2) five (5) year options to renew the term of this Lease. The base rent for the first renewal term shall be 105% of the Base Rent Tenant is paying during the last year of the initial Lease Term. This base rent shall be increased by 5% per year through the first five (5) year option to renew. The second five (5) year option shall be at the fair market rate.

     Tenant shall give Landlord six (6) months written notice of Tenant's intent to exercise said option to renew.

14.6 Option to Purchase: Provided Tenant is not In default under the Lease, and
     -------------------
     further provided Tenant has not elected to reduce its Leased Premises by more than 10% pursuant to Article 14.4 of this Lease, Tenant shall have the option to purchase the Project on the last business day of the second year of the initial Lease Term. Tenant shall give Landlord six months prior written notice of its Intent to exercise this option. The purchase price for the Project shall be $25,500,000 plus the cost of all tenant improvements installed between the Lease Commencement Date and the end of the second year of the initial Lease Term in the 149,018 square feet of unleased space in the Project (which includes Tenant's Square Footage), less the cost (not including interest) of any amounts paid to Landlord by tenants for such tenant improvements.

                             LEASE AMENDMENT NO. 1

This Amendment is made this 30 day of November 1989 by and between Scripps
                            --
Center Associates, a California general partnership ("Landlord") and Keith Engineering, Inc., d/b/a The Keith Companies ("Tenant").

Whereas, by written Lease dated August 16, 1989 ("Lease"), Landlord did lease 70,000 rentable square feet at Scripps Center (more specifically described in Article l.lb and c of said Lease) to Tenant for a term commencing May 1, 1990 and terminating April 30, 2000.

Now, therefore in consideration of the premises and the respective covenants and agreements, herein set forth, the parties hereto agree as follows:

1.   Article l.ld shall be changed to read as follows:

     Tenant's Square Footage shall mean 88,006 rentable square feet; Total square footage of the Building shall mean 88,006 rentable square feet, and total Square Footage of the Project shall mean 229,226 rentable square feet, which may be adjusted pursuant paragraph 7.2 (iii) below, subject to adherence to BOMA standards as attached hereto in Schedule B.

2.   The second phrase of Article 1.1f shall be changed to read as follows:

     The total Base Rent payable over the entire Lease Term is $10,613,523.60.

3.   Article 1.1g shall be changed to read as follows:

     Tenant's Pro Rata Share of Building Operating Costs shall mean 100%, which may be adjusted pursuant to paragraph 7.2 (iii) below. Tenant's Pro Rata Share of Project Operating Costs shall mean 38.39%, which may be adjusted pursuant to paragraph 7.2 (iii) below. Tenant's Pro Rata Share of Project Operating Costs for the first year of the Lease Term is estimated to be $148,730.14 ($1.69 per square foot of Tenant's Square Footage) payable in monthly installments of $12,394.17 subject to adjustment pursuant to
     Article 3.4b and c below.

4.   Article 1.lh shall be changed to read as follows:

     Deposit shall mean $61,604.20; Prepaid Rent shall mean $61,604.20, of which $61,604.20 represents the first monthly installment of Base Rent.

5.   Article 1.1j shall be changed to read as follows:

     Authorized Number of Parking Spaces shall mean 352 spaces at the rate of $0, which is a ratio of four spaces per 1,000 rentable square feet.

6.   Article 14.1 shall be changed to read as follows:

     Base Rent: The Base Rent shall be as follows:

                         Monthly        Base Rent Per
          Month          Payment        Square Foot Per Year
          -----          -------        --------------------
            1-6          $        -0-   $        -0-
           7-12             61,604.20           8.40
          13-24             68,644.68           9.36
          25-36             75,685.16          10.32
          37-48             83,605.70          11.40
          49-60             92,406.30          12.60
          61-72             96,806.60          13.20
          73-84            101,206.90          13.80
          85-96            106,487.26          14.52
         97-108            111,767.62          15.24
        109-120            117,047.98          15.96

7.   Article 14.3 shall be deleted in its entirety.

8.   The first two sentences of Article 14.4 shall be changed as follows:

     Cancellation Provision: Tenant shall have the right to cancel the Lease for up to 35,000 rentable square feet anytime after the first year of the Lease Term.

9. Schedule 4 Paragraph 1 of the lease dated August 16, 1989 shall be deleted and replaced by "subject to the terms of this lease, Landlord shall supply exterior lamp replacement, exterior window washing with reasonable frequency, and janitorial services to the common area".

10.  The following paragraph shall be added to Schedule 4:

     Tenant shall be obligated to maintain all HVAC mechanical equipment servicing the Leased Premises in a manner consistent with comparable office buildings in Orange County. If Tenant fails to maintain or keep in good repair and such failure continues for 15 days after written notice from Landlord, or if such failure results in a nuisance or health or safety risk, Landlord may perform any such required maintenance and repairs and the cost thereof shall be payable by Tenant as Rent within 30 days of receipt of an invoice from Landlord.

Except as amended herein, all of the terms and conditions in the above defined Lease shall remain in full force and effect.

In witness hereof, Landlord and Tenant have cause their respective names to be affixed by their respective officers or duly authorized signatories.

WITNESS:                                LANDLORD:
                                        SCRIPPS CENTER ASSOCIATES,
      /s/ Marie Viceie                  a California general partnership
----------------------------

      /s/ June Garby
----------------------------
                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By: /s/ M.J. Resnick
                                            ------------------------------------

                                        By: /s/ H.H. J
                                            ------------------------------------
                                            Its Authorized Signatories

                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By: /s/ M.J. Resnick
                                            ------------------------------------

                                        By: /s/ H.H.J.
                                            ------------------------------------
                                             Its Authorized Signatories

WITNESS:
/s/ William Bowman                      TENANT:
----------------------------
                                        KEITH ENGINEERING, INC. d/b/a THE KEITH
/s/ Steve M. Case                       COMPANIES
----------------------------

                                        By: /s/ Aram H. Keith
                                            ------------------------------------
                                             Its President

                                        By: /s/ Floyd S. Reid
                                            ------------------------------------
                                             Its Secretary

                             LEASE AMENDMENT NO. 2

     THIS LEASE AMENDMENT NO. 2 is made and entered into as of August 31 1990,
                                                                      --
by and between SCRIPPS CENTER ASSOCIATES, a California general partnership ("Landlord") and KEITH ENGINEERING, INC., d/b/a THE KEITH COMPANIES ("Tenant.")

     WHEREAS, Landlord and Tenant entered into a lease dated August 16, 1989, whereby Tenant leased approximately 70,000 square feet of space in an office building known as Building C of Scripps Center located at 2995 Red Hill Avenue, Costa Mesa, California.

     WHEREAS, the lease was amended by a Lease Amendment No. 1 dated November 30, 1989, whereby among other things, Tenant's Square Footage was increased to 88,006 rentable square feet. The lease, together with Lease Amendment No. 1 are herein collectively referred to as the "Lease."

     NOW, THEREFORE, in consideration or the foregoing premises and the respective covenants and agreements herein set forth, the parties hereto agree as follows:

     1. The final calculation of Tenant's Share (as defined in Schedule 6 of the Lease) of the cost of completing the Leasehold Improvements is $577,878.34. The amount of $544,811.53 is hereby defined as "Amortizable Costs". The amount of $33,066.81 is hereby defined as "Unamortizable Costs" and shall be paid by Tenant to Landlord within 30 days after receipt of invoices from Landlord.

     The Amortizable Costs shall be paid to Landlord as follows: Tenant shall pay Landlord the Amortizable Costs, plus interest at the rate of ten per cent (10%) per year, in 60 amortized equal monthly installments of $11,575.63. Commencing on the first day of the month following the month in which the actual Lease Commencement Date falls, each monthly installment shall be paid in advance on the first day of each month, together with each monthly installment of Base Rent and Tenant's Pro Rata Share of Excess Operating Costs. The Unamortizable Costs and the Amortizable Costs are hereby deemed to be included within the definition of Rent.

     By way of clarification and for purposes of calculating the purchase price under paragraph 14.6 of the Lease, (i) the Unamortizable Costs and monthly installments of the Amortized Costs may be deducted from the purchase price only to the extent such payments are actually made by Tenant and received by Landlord with good funds, and (ii) the amortization schedule attached hereto as Exhibit A
                                                                       ---------
shall be used to determine the principal and interest portions of monthly installments of the Amortized Costs paid to Landlord. Pursuant to paragraph 14.6 of the Lease, only the principal portions of monthly payments made by Tenant may be deducted from the purchase price.

     2. The following are hereby added to the List of Schedules on page 3 of the Lease:

         10.   Landscape Improvements at Landlord's Cost

         11.   Landscape Improvements at Tenant's Cost

          12.  Signage Proposal

          13.  Reserved and Visitor Parking

     3. Article 1.1e of the Lease is hereby deleted in its entirety and replaced with the following:

          e. Lease Commencement Date shall mean May 7, 1990, which may be adjusted pursuant to the provisions of this Lease; Lease Expiration Date shall mean April 20, 2000; Lease Term shall mean the period between Lease Commencement Date and Lease Expiration Date.

     4. Article 1.1j of the Lease is hereby deleted in its entirety and replaced with the following:

          j. Authorized Number of Parking Spaces shall mean 350 spaces at the rate of $ -O-. 350 spaces constitutes a ratio of four spaces per 1,000 rentable square feet less 2 spaces to be used to install a new entrance to the executive entrance on the north side of the Building.

     5. The following Schedules attached hereto are hereby made a part of the Lease and added to the list of Schedules in Article 1.2 of the Lease:

          h.  Schedule 10: Landscape Improvements at Landlord's Cost

          i.  Schedule 11: Landscape Improvements at Tenant's Cost

          j.  Schedule 12: Signage Proposal

          k.  Schedule 13: Reserved and Visitor Parking

     6. Article 5.lb of the Lease is hereby deleted in its entirety and replaced with the following:

          b. Maintenance Services: Maintenance of all exterior areas of the Building including lighting, landscaping, cleaning, painting, maintenance and repair of the exterior of the Building and its structural portions and roof, including all of the services listed on
          Schedule 4 ("Maintenance Services").

     7. The insertion to Article 6.lg marked with an asterisk at the bottom of page 11 of the Lease shall be deleted in its entirety and replaced with the following:

          **Tenant shall have the right to display its name on the exterior of the Building in accordance with the sign ordinance for the Project, as approved by the City of Costa Mesa, attached to the Lease as Schedule 9, as modified by the letter dated April 13, 1990 which modification is attached hereto as Schedule 12, and as may be further modified by the City of Costa Mesa. The Tenant and Landlord have agreed that the Tenant may submit its signage request to the City of Costa Mesa in accordance with the signage proposal detailed in Schedule 12 to this Lease Amendment No. 2.

     8. Schedule 4 of the Lease is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE 4

                             MAINTENANCE SERVICES
                             --------------------

     (1) Subject to the terms of this Lease, Landlord shall supply exterior lamp replacement, exterior window washing with reasonable frequency, and janitorial services to the exterior common areas of the Building only during the time and in the manner that such janitorial services are customarily furnished in similar buildings in the area. Tenant shall be responsible for the janitorial, maintenance and repairs in the interior of the Building.

     (2) Landlord agrees to reasonably maintain the exterior of the Building to include lawn and shrub care, snow removal, maintenance of the structure, roof, architectural finish, and so on, excluding only those items specifically excepted elsewhere in this Lease. Tenant shall be responsible for the maintenance of the mechanical and electrical equipment within the Building.

    Tenant shall be obligated to maintain all HVAC mechanical equipment servicing the Leased Premises in a manner consistent with comparable office buildings in Orange County. If Tenant fails to maintain or keep in good repair and such failure continues for 15 days after written notice from Landlord, or if such failure results in a nuisance or health or safety risk, Landlord may perform any such required maintenance and repairs and the cost thereof shall be payable by Tenant as Rent within 30 days or receipt of an invoice from Landlord.

     9. The last 2 sentences of Schedule 5 (Parking) are hereby deleted in their entirety and are replaced with the following:

          Tenant shall have sixteen (16) reserved parking spaces and 15 visitor parking spaces. The location of the reserved and visitor parking spaces are shown on Schedule 13.

     10.  The following Article is hereby added to the Addendum to Lease as
Article 14.7:

          14.7 Tenant shall cause landscaping improvements to be installed around the Building as detailed on Schedule 10 attached hereto ("Schedule 10 Landscaping"). Within 30 days after receipt of paid invoices, Landlord shall reimburse to Tenant the cost of all
               Schedule 10 Improvements up to a total amount of $42,662.00 ("Landscape Allowance"). All costs for Schedule 10 Landscaping in excess of the Landscape Allowance shall be paid by Tenant. Tenant may, at its option, make additional landscape and site improvements as detailed in Schedule 11 attached hereto and solely at Tenant's cost. All landscaping detailed in Schedules 10 and 11 shall be installed by professional landscapes acceptable to Landlord.

     11. Except as provided in this Lease Amendment No. 2, all other terms, covenants and conditions contained in the Lease shall remain in full force and effect. Initially capitalized terms not otherwise defined herein shall have the same meaning as contained in the Lease.

     IN WITNESS WHEREOF, the parties have caused their respective names to be subscribed to this LEASE AMENDMENT NO. 2 as of the date first above written, the execution and delivery thereof having been duly authorized.

WITNESS:                                LANDLORD:
                                        SCRIPPS CENTER ASSOCIATES,
/s/ JUNE GARBY                          a California general partnership
------------------------

________________________

                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By:  /s/ M.J. RESNICK
                                            ------------------------------------

                                        By:  /s/ H.H.J
                                            ------------------------------------
                                            Its Authorized Signatories

                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By:  /s/ M.J. RESNICK
                                            ------------------------------------

                                        By:  /s/ H.H.J.
                                            ------------------------------------
                                             Its Authorized Signatories

WITNESS:
/s/ WILLIAM BOWMAN                      TENANT:
------------------------

________________________

                                        KEITH ENGINEERING, INC. d/b/a THE KEITH
                                        COMPANIES

                                        By:  /s/ ARAM H. KEITH
                                            ------------------------------------
                                             Its President

                                        By:  /s/ FLOYD S. REID
                                            ------------------------------------
                                             Its Secretary

                             LEASE AMENDMENT No. 3

This Lease Amendment No. 3 is made and entered into as of October 24, 1991 by and between Scripps Center Associates, A California General Partnership ("Landlord") and Keith Engineering Inc., DBA THE KEITH COMPANIES ("Tenant.")

   WHEREAS, Landlord and tenant entered into a lease dated August 16, 1989, whereby tenant leased approximately 70,000 square feet of space in an office building known as Building C of Scripps Center located at 2995 Red Hill Avenue, Costa Mesa, California.

   WHEREAS, the lease was amended by a Lease Amendment No. 1 dated November 30, 1989, whereby among other things, Tenant's Square Footage was increased to 88,006 rentable square feet.

   WHEREAS, the lease was amended by Lease Amendment No. 2 dated August 31, 1990, whereby by among other things, the final calculation of tenant's share of Leasehold Improvements was stated as well as additional schedules included in the Lease for landscape improvements, signage and parking. The lease, together with Lease Amendment No. 1 and Lease Amendment No. 2 are hear (Sic.) and collectively referred to as the "Lease".

   Now, therefore, in consideration of the forgoing premises and the respective covenants and agreements herein set forth, the parties hereto agree as follows:

1. The last two sentences of Schedule 5 "Parking" of the original lease dated August 16, 1989 which was amended by Paragraph 9 of Lease Amendment No. 2, will be deleted and replaced with the following:

    Tenant shall have 16 reserved parking spaces, 11 visitor spaces, 8 carpool spaces and 2 delivery spaces as specified on Schedule 13 dated October 24, 1991 attached hereto.

    Except as provided in this Lease Amendment No. 3, all other terms, covenants and conditions contained in the Lease shall remain in full force and effect. Initially capitalized terms not otherwise defined herein shall have the same meaning as contained in the Lease.

IN WITNESS WHEREOF, the parties have caused their respective names to be subscribed to this LEASE AMENDMENT NO. 3 as of the date first written above, the execution and delivery thereof having been duly authorized.

WITNESS:                                LANDLORD:
                                        SCRIPPS CENTER ASSOCIATES,
________________________                a California general partnership

________________________
                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By: /s/
                                            ---------------------------------

                                        By:
                                            ---------------------------------
                                             Its Authorized Signatories

                                        By:  ALLSTATE INSURANCE COMPANY
                                             an Illinois corporation
                                             General Partner

                                        By: /s/
                                            ---------------------------------

                                        By:
                                            ---------------------------------
                                             Its Authorized Signatories

WITNESS:
________________________                TENANT:
                                        KEITH ENGINEERING, INC. d/b/a THE KEITH
________________________                COMPANIES

                                        By:  /s/ ARAM H. KEITH
                                            ---------------------------------
                                             Its President

                                        By:  /s/ FLOYD S. REID
                                            ---------------------------------
                                             Its Secretary

                             LEASE AMENDMENT NO. 3

     THIS LEASE AMENDMENT NO. 3 ("Amendment") is made and entered into as of April 15, 1993, by and between SCRIPPS CENTER ASSOCIATES, a California general
      --
partnership ("Landlord") and KEITH ENGINEERING, INC., d/b/a THE KEITH COMPANIES ("Tenant") and shall become effective on the Lease Commencement Date as set forth in Paragraph 3 hereof.

     WHEREAS Landlord and Tenant entered into a lease dated August 16, 1989, whereby Tenant leased approximately 70,000 square feet of space in an office building known as Building C of Scripps Center located at 2995 Red Hill Avenue, Costa Mesa, California (the "Old Leased Premises").

     WHEREAS, the lease was amended by Lease Amendment No. 1 dated November 30, 1989 and Lease Amendment No. 2 dated August 31, 1990. The lease, together with Lease Amendments No. 1 and 2 are herein collectively referred to as the "Lease".

     WHEREAS, Landlord and Tenant now desire to amend the Lease to reflect the relocation of Tenant.

     NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements herein set forth, the parties hereto agree as follows:

     1. Paragraph 1.1(a) of the Lease shall be deleted in its entirety and replaced with the following:

     Leased Premises shall mean the second floor and a portion of the first floor in "Building A", which has a common address of at 2955 Red Hill Avenue, and as further described on Exhibit A attached hereto and made a part hereof.

     2. Paragraph 1.1(d) of the Lease shall be deleted in its entirety and replaced with the following:

     Tenant's Square Footage shall mean approximately 30,000 rentable square feet which shall be subject to remeasurement by Landlord in accordance with BOMA standards (and shall specifically exclude in the calculation the center stairwell). Tenant's Square Footage shall be calculated on a rentable basis which includes a pro rata share of common area. Total Square Footage of the Building shall mean 60,042 rentable square feet, and Total Square Footage of the Project shall mean 230,196 rentable square feet, which may be adjusted pursuant to paragraph 7.2(iii) of the Lease.

     3. Paragraph 1.1(e) of the Lease shall be deleted in its entirety and replaced with the following:

     Lease Commencement Date shall mean the date that is 5 business day (Sic.) after the date Landlord notifies Tenant that the Leasehold Improvements as set forth in Exhibit B attached to this Lease Amendment No. 3 have been completed, but in no event later than June 1, 1993. Lease Expiration Date shall mean April 20, 2000. Lease Term shall mean the period between Lease Commencement Date and Lease Expiration Date. Base Rent Adjustment Date shall mean the first day of May in each year of the Lease Term commencing 1995.

     4. Paragraph 1.1(f) of the Lease shall be deleted in its entirety and replaced with the following:

     a. Base Rent shall be payable in monthly installments plus applicable sales tax, if any in accordance with the following schedule and adjustments:

     (i) From the Lease Commencement Date through April 30, 1994, Base Rent shall mean $342,000 ($11.40 per square foot of Tenant's Square Footage) per year, which shall be adjusted pursuant to the remeasurement in Paragraph 2.

     (ii) From May 1, 1994 through April 30, 1995, Base Rent shall mean $378,000 ($12.60 per square foot of Tenant's Square Footage) per year, which shall be adjusted pursuant to the remeasurement in Paragraph 2.

     (iii) From May 1, 1995 through April 20, 2000, Base Rent shall be subject to adjustment on each Base Rent Adjustment Date as follows:

     b. The monthly installment of Base Rent for the month ending immediately prior to the Base Rent Adjustment Date shall be multiplied by a fraction, the numerator of which is the CPI (as defined below) for the month beginning on the date four months prior to the Base Rent Adjustment Date, and the denominator of which is the CPI for the same month one year prior thereto; however, in no event, shall Base Rent be decreased as a result of this calculation nor shall Base Rent be increased by more than 8% on any Base Rent Adjustment Date.

     c. "CPI" shall mean the Consumer Price Index in the column for "All Items" in the table entitled "Consumer Price Index for All Urban Consumers: Los Angeles-Anaheim-Riverside, California, (1982-84 = 100)," published by the Bureau of Labor Statistics of the United States Department of Labor. If the Bureau of Labor Statistics changes the base period (now 1982-84 = 100), or the composition of the CPI, the new index numbers shall be substituted for the old index numbers in making the above computations. If the CPI is discontinued, the parties shall accept comparable statistics on the purchasing power of the consumer dollar, as published at the time of said discontinuation, by a responsible financial periodical of recognized authority to be chosen by Landlord and reasonably acceptable to Tenant.

     d. From the Lease Commencement Date through April 30, 1995, Tenant shall pay, as additional rent ("Adjustment Payment") $11,000 per month. Subject to Tenant making all of the Adjustment Payments, from May 1, 1995 through May 30, 1998, Tenant shall be entitled to a credit to or reduction of rent of $6,838 per month ("Adjustment Credit").

     5. Paragraph 1.1(g) of the Lease shall be deleted in its entirety and replaced with the following:

     Tenant's Pro Rata Share of building Operating Costs shall mean 50%, which
                                                                    --
shall be adjusted pursuant to the remeasurement in Paragraph 2 above and which may be adjusted pursuant to paragraph 7.2(iii) of the Lease. Tenant's Pro Rata Share of Project operating Costs shall mean 13%, which shall be adjusted
                                            --
pursuant to the remeasurement in Paragraph 2 above and which may be adjusted pursuant to paragraph 7.2(iii) of the Lease. Tenant's Pro Rata Share of Project Operating Costs for the first calendar year of the Lease Term is estimated to be $68,400.00 ($2.28 per square foot of Tenant's Square Footage payable in Monthly installments of $5,700.00, which shall be adjusted pursuant to the remeasurement in Paragraph 2 above and which is subject to adjustment pursuant to Article 3.4c and d of the Lease.

     6. Paragraph 1.1(j) of the Lease shall be deleted in its entirety and replaced with the following:

     Authorized Number of Parking Spaces shall mean four spaces per 1,000 rentable square feet leased.

     7. Paragraph 1.1(m) of the Lease shall be deleted in its entirety and replaced with the following:

     Landlord's Mailing Address: Scripps Center Associates c/o Allstate Insurance Company, Allstate Plaza G5B, Northbrook, Illinois 60062 Attn: Real Estate Equity Investment Division.

     8. Paragraph 1.1(n) of the Lease shall be deleted in its entirety and replaced with the following:

     Tenant's Mailing Address prior to the Lease Commencement Date shall be 2995 Red Hill Avenue, Costa Mesa, California 92626. After the Lease Commencement Date, it shall be 2955 Red Hill Avenue, Costa Mesa, California 92626.

     9. Landlord shall provide up to $250,000.00 ("Relocation Fund") which shall be used by Tenant to pay the actual cost of tenant improvements, interior and exterior signage (as set forth in Paragraph 16 hereof), moving costs, telephone relocation expenses and other costs (but specifically excluding costs of disruption of Tenant's business and space planning) associated with Tenant's relocation to the Leased Premises. In the event Tenant contracts for any goods or services in connection with the relocation (specifically excluding costs of disruption of Tenant's business and space planning), Tenant shall provide Landlord with invoices and lien waivers (if appropriate) and Landlord shall reimburse Tenant within 15 business days of receipt and approval of said invoices and lien waivers. Should Tenant default under the Lease, the Relocation Fund shall immediately become due and payable, less Adjustment Payments paid to the date of default. Tenant shall have no right to collect or receive a set off for any unpaid Adjustment Credits.

     10. All tenant improvement construction for the Leased Premises shall be directed by Landlord and paid from the Relocation Fund in accordance with Exhibit B attached hereto and made a part hereof.

     11. Landlord and Tenant acknowledge that Tenant owes Landlord an amount of $250,854.15 for unamortized over standard tenant improvement costs ("Unamortized TI") in the Old Leased Premises. Subject to Paragraph 13 hereof, the Unamortized TI shall be a contingent liability of Tenant and thus can only be asserted by Landlord in the event that either Tenant files for protection under the Federal Bankruptcy Act during the Lease Term or if there has been an Event of Default under the Lease and Landlord terminates the Lease by judicial process. In such event, the Unamortized TI shall become immediately due and payable as set forth below and said amount shall bear interest from the date of filing for protection or Event of Default until paid at a rate of 2% per month:

                    Month of Default          Unamortized IT
                    ----------------          --------------
                    6/1/93 -4/31/94     $     250,854.15
                    5/l/94 -4/31/95           215,017.84
                    5/l/95 -4/31/96           179,181.54
                    5/l/96 -4/31/97           143,345.23
                    5/1/97 -4/31/98           107,508.92
                    5/l/98 -4/31/99           71,672.61
                    5/l/99 -4/20/00           35,836.31

     If there is an Event of Default under the Lease and Landlord does not terminate the Lease by judicial process, the Unamortized TI, as determined above, shall bear interest at the rate of 2% per month from the date of the Event of Default until the default has been cured. Said interest shall be paid monthly with the Base Rent and failure to so pay will be deemed another Event of Default under Paragraph 11.1 of the Lease. The interest paid under this Paragraph shall be in addition to any Interest payable by Tenant to Landlord under any other provision of the Lease or this Lease Amendment No. 3.

     12. Landlord and Tenant acknowledge that as of May 31, 1993, Tenant owes Landlord for delinquent rent for the Old Leased Promises in the amount of $661,200.49 plus interest of $152,792.03 for a total of $813,992.52 (such delinquent rent and interest collectively referred to as "Delinquent Rent"). Subject to Paragraph 13 hereof, the Delinquent Rent shall be a contingent liability of Tenant and thus can only be asserted by Landlord in the event that either Tenant files for protection under the Federal Bankruptcy Act during the Lease Term or if there has been an Event of Default under the Lease and Landlord terminates the Lease by judicial process. In such event, the Delinquent Rent shall become immediately due and payable as set forth below and said amount shall bear interest from the date of filing for protection or Event of Default until paid at a rate of 2% per month:


                    Month of Default     Delinquent Rent
                    ----------------     ---------------
                    6/1/93 -4/31/94      $     853,842.86
                    5/l/94 -4/31/95            731,865.31
                    5/l/95 -4/31/96            609,887.76
                    5/l/96 -4/31/97            487,910.21
                    5/1/97 -4/31/98            365,932.66
                    5/l/98 -4/31/99            243,955.11
                    5/l/99 -4/20/00            121,977.56


     If there is an Event of Default under the Lease and Landlord does not terminate the Lease by judicial process, the Delinquent Rent, as determined above, shall bear interest at a rate of 2% per month from the date of the Event of Default until the default has been cured. Said interest shall be paid monthly with the Base Rent and failure to so pay will be deemed another Event of Default under Paragraph 11.1 of the Lease. The interest paid under this Paragraph shall be in addition to any interest payable by Tenant to Landlord under any other provisions of the Lease or Lease Amendment No. 3.

     13. There shall be no liability, contingent or otherwise, of Tenant to Landlord related to the Unamortized TI and the Delinquent Rent for the Old Leased Premises, as set forth in Paragraphs 11 and 12 hereof, at any time after the effective date of a registration statement for a public offering of shares of stock in Tenant (or any related entity which is a signatory to the Lease or which becomes a successor to Tenant) provided that at least $5,000,000 of new capital is raised for Tenant by such registration of its securities. This waiver of liability shall not apply to the Relocation fund. In the event less than $5,000,000 of new capital is raised, the Unamortized TI and the Delinquent Rent for the Old Leased Premises shall remain due and payable in accordance with the terms of this Amendment.

     14. It is the intent of Landlord to enter into a 10 year lease with Canon Computer Systems, Inc. ("Canon Lease") for all of the Old Leased Premises which shall include an expansion option for space in Building A. Landlord shall have the right to terminate this Lease between the 60th and the 72nd months of the Canon Lease term. Landlord shall provide Tenant with the commencement date of the term of the Canon Lease when available. Landlord shall give six months prior written notice to Tenant of its intent to terminate the Lease pursuant to this Paragraph. In the event Landlord terminates the Lease and Tenant is not in default of the Lease on the date the Lease terminates, the Unamortized TI and Delinquent Rent for the old Leased Premises shall be forgiven.


     15. Paragraph 6.1(g) of the Lease shall be deleted in its entirety and replaced with the following:

     Tenant shall have the non exclusive right to install, at its sole cost and expense, or from the Relocation Fund, its name on the exterior of the Building subject to Landlord's reasonable approval of the size, specifications and location of such sign and in accordance with the sign ordinance for the Project, as approved by the City of Costa Mesa, and any other applicable governmental authorities. Tenant must obtain the prior approval of the Landlord before placing any other sign or symbol in doors or windows or elsewhere in or about the Leased Premises, or upon any other part of the Building, or Project including building directories. Any Signs or symbols which have been placed without Landlord's approval may be removed by Landlord. During the Lease Term, the cost of maintenance and repair of all signage shall be Tenant's cost. Upon expiration or termination of the Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired or such removal and repair may be done by Landlord and the cost charged to Tenant as Rent.

     16. The Addendum to Lease, which was incorporated into the original Lease at the time of its execution, and which includes Paragraphs 14.1 Base Rent, 14.2 Right of Refusal, 14.3 Rental Abatement, 14.4 Cancellation Provision, 14.5 Option to Renew and 14.6 Option to Purchase, shall be deleted in its entirety.

     17. The last sentence of paragraph (2) and the third paragraph of Schedule 4 "Maintenance Services" (as amended in Lease Amendment No. 2) shall be deleted in their entirety.

     18. The last two sentences of Schedule 5 (Parking) (as amended in Lease Amendment No. 2) shall be deleted in their entirety and replaced with the following:

     Of the Authorized Number of Parking Spaces set forth in Paragraph 7 hereof, Tenant shall have 9 reserved parking spaces the location of which are shown on revised Schedule 13 attached hereto and made a part hereof.

     19. Tenant agrees to vacate the Old Leased Premises on or before the Lease Commencement Date as set forth in Paragraph 3 hereof and said vacation shall comply with Paragraph 12.1 of the Lease. Provided Landlord has not inhibited Tenant from occupying the Leased Premises, Tenant's failure to comply with said vacation shall be deemed an Event of Default under Paragraph
11.1 of the Lease; and, in addition to the obligations set forth in Paragraph 21 hereof, Tenant shall be obligated to comply with all the terms and conditions of the Old Lease, as hereinafter defined, except that Tenant shall be deemed to be holding over pursuant to Paragraph 12.2 of the Old Lease and shall be subject to the accelerated Rent, until Tenant vacates and surrenders the Old Leased Premises pursuant to the Old Lease terms. The term "Old Lease" shall mean lease reference in the recitals of this Amendment No. 3.

     20. Landlord shall have the right to declare this Lease Amendment No. 3 null and void if Landlord does not enter into the Canon Lease; provided that Landlord reimburses Tenant for all actual reasonable costs paid by Tenant in conjunction with moving to the Leased Premises.

     21. The rights and obligations of Landlord and Tenant relating to insurance, indemnification, removal of property, holding-over and brokers shall continue to apply to all claims arising from the period in which Tenant occupied the Old Leased Premises.

     Except as provided in this Lease Amendment No. 3, all other terms, covenants and conditions contained in the Lease shall remain in full force and effect. Initially capitalized terms not otherwise defined herein shall have the same meaning as contained in the Lease.

     IN WITNESS WHEREOF, the parties have caused their respective names to be subscribed to this Lease Amendment No. 3 as of the date first above written the execution and delivery thereof having been duly authorized.


     TENANT:                             LANDLORD:

     KEITH ENGINEERING, INC.             SCRIPPS CENTER ASSOCIATES
     d/b/a THE KEITH COMPANIES           a California general partnership

     By:  /s/ ARAM H. KEITH        By:   ALLSTATE INSURANCE COMPANY
          -------------------
          Its President                      an Illinois corporation
                                             general partner
     By:  /s/ FLOYD S. REID
          -------------------      By: /s/ KS (last name unreadable)
          Its Secretary               -------------------------------

                                   By: /s/ JOHN (last name unreadable)
                                      -------------------------------


                                   By:   ALLSTATE LIFE INSURANCE COMPANY
                                         an Illinois corporation
                                         general partner

                                   By: /s/ KS (last name unreadable)
                                      -------------------------------

                                   By: /s/ JOHN (last name unreadable)
                                      -------------------------------

                                   EXHIBIT B
                                   ---------

     1.  Definitions  The terms defined In this paragraph, for purposes of this
         -----------
schedule, shall have the meanings specified below, and, in addition to the terms defined below, terms defined in the Lease and
                                          ---

     Lease Amendment No. 3 shall, for purposes of this Schedule have the
     ---------------------
meanings specified in the Lease and Lease Amendment No. 3.
                                --------------------------

     1.01 "Leasehold Improvements" means those items which are supplied, installed and finished by Landlord, according to and described in the Construction documents (as hereinafter defined) and which shall be paid for by Landlord (subject to the Allowance) as provided for in paragraph 2.03 below.

     1.02 "Construction Documents" means the approved construction drawings, plans and specifications referred to in paragraph 2.03.

     1.03 "Substantial Completion" means that the Leasehold Improvements have been substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises or which customarily are deemed to be "punchlist work".

     2.    Construction Documents: Payments
           --------------------------------

     2.01  The Parties have approved a preliminary floor plan for the Leased
     ----
Premises, a copy of which is attached hereto as Schedule I (the "Preliminary Plan")

     2.02  Tenant shall cause to be prepared and submitted to Landlord for
     ----
approval all drawings, plans and specifications necessary to construct the Leasehold Improvements. The fees and expenses for preparing the drawings, plans and specifications shall the sole responsibility of Tenant.
                         ----------------------------------

     2.03  Tenant acknowledges that Landlord's sole monetary obligation is to
     ----
pay the costs attributable to the construction of the Leasehold Improvements, up to an aggregate maximum limit of $ 250,000 (the "Allowance"), and Tenant shall
                                   -------
pay all other costs of the construction of the Leasehold Improvements ("Tenant's Share"). In addition, all costs attributable to changes and variations from the Construction Documents (including, without limitation, any fees and expenses of the Consultants and any increased costs of construction) shall be paid by Tenant.

     3.    Leasehold Improvements
           ----------------------

     3.01  The following provisions shall apply to the construction of the
     ----
Leasehold Improvements;

     (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements; and

     (b) Landlord agrees to construct the Leasehold Improvements in accordance with the Construction Documents, provided Tenant has complied with all the applicable provisions of this Schedule, the Lease and Lease Amendment No. 3.

     3.02  If there are any changes in the Leasehold improvements requested by,
     ----
or on behalf of, Tenant from the work as reflected in the Construction Documents, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes.

     3.03  Landlord shall have no obligation to commence construction of any
     ----
work in the Leased Premises until (a) Tenant has submitted the Construction
                                                 ----------
Documents for the construction of the Leasehold improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to the Tenant's Share, if any.

     4.    Lease Commencement Date
           -----------------------

     4.01  Landlord shall notify Tenant when Substantial Completion has been
     ----
achieved and the Lease Commencement Date shall Completion has established as set forth in the Lease Amendment No. 3. Notwithstanding anything to the contrary contained in the Lease, the Lease Amendment No. 3 or this Schedule, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused in whole or in part by any act or omission attributable to Tenant, including without limitation:

     (a) Tenant's request for any Leasehold Improvements which require materials which need to be ordered and are not immediately available;

     (b) Tenant's failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold improvements or any other information requested by the Landlord as necessary or useful to prepare the Construction Documents;

     (c)   Tenant's failure to submit promptly the Construction Documents; and
                                ------

     (d) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents.

     4.02  In any event, Rent payable under the Lease and Lease Amendment No. 3
     ----
shall not abate by reason of any delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused in whole or in part by any act or omission attributable to Tenant including, without limitation, the acts and omissions referred to in subparagraphs (a) through (d) of paragraph 4.01 above).


     5.    Tenant's Access to Leased Premises
           ----------------------------------
     5.01  Landlord, in its sole discretion, may permit Tenant and Tenant's
     ----
agents or independent contractors to enter the Leased Premises prior to the scheduled Lease Commencement Date in order that Tenant may do other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such permission must be in writing prior to entry. If Landlord permits such prior entry, then such license shall be subject to the condition that Tenant and Tenant's agents, contractors, workman, mechanics, suppliers, and invitees shall work in harmony with and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon notice to Tenant. Tenant agrees that any such entry into the Leased Promises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease and Lease Amendment No. 3, except as to the covenant to pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Leasehold Improvements or installations made in Leased Premises or loss or damage to property placed therein or there about, the same being at Tenant's risk.

     5.02  In addition to any other conditions or limitations on such license to
     ----
enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of Insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmen's lien claims.

     6.    Miscellaneous Provisions   Landlord and Tenant further agree as
           ------------------------
follows:

     6.01  Except as herein expressly set forth with respect to the Leasehold
     ----
Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease and Lease Amendment No. 3 shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease and Lease Amendment No. 3.

     6.02  This Schedule shall not be deemed applicable to: (a) any additional
     ----
space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease, Lease Amendment No. 3 or otherwise, or (b) any portion of the original Leased Premises or any additions thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Leased Premises not contemplated by this Schedule shall be effected pursuant to a separate work letter agreement or other document, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

                             LEASE AMENDMENT NO. 4

      THIS LEASE AMENDMENT NO. 4 ("Amendment") is made and entered into as of October 1, 1993, by and between SCRIPPS CENTER ASSOCIATES, a California general
----------
partnership ("Landlord") and KEITH ENGINEERING, INC., d/b/a THE KEITH COMPANIES ("Tenant").

      WHEREAS, Landlord and Tenant entered into a lease dated August 16, 1989, whereby Tenant leased approximately 70,000 square feet of space in an office building known as Building C of Scripps Center located at 2995 Red Hill Avenue, Costa Mesa, California (the "Old Leased Premises").

      WHEREAS, the lease was amended by Lease Amendment No. 1 dated November 30, 1989, Lease Amendment No. 2 dated August 31, 1990 and Lease Amendment No. 3 dated April 15, 1993. The lease, together with Lease Amendments No. 1, 2 and 3 are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant now desire to amend the Lease to reflect certain economic and other changes to the Lease.

      NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements herein set forth, the parties hereto agree as follows:

      1. Paragraph 1.1 (d) of the Lease shall be deleted in its entirety and replaced with the following:

      Tenant's Square Footage shall mean 32,994 rentable square feet which has been measured by Landlord in accordance with BOMA standards (and specifically excludes in the calculation the center stairwell). Tenant's Square Footage is calculated on a rentable basis which includes a pro rata share of common area. Total Square Footage of the Building shall mean 60,165 rentable square feet and Total Square Footage of the Project shall mean 229,349 rentable square feet, which may be adjusted pursuant to paragraph 7.2(iii) of the Lease.

      2. Paragraph 1.1 (e) of the Lease shall be deleted in its entirety and replaced with the following:

      Lease Commencement Date shall mean June 1, 1993; Lease Expiration Date shall mean April 20, 2000; Lease Term shall mean the period between the Lease Commencement Date and the Lease Expiration Date.

      3. Paragraph 1.1(f)a. of the Lease shall be deleted in its entirety and replaced with the following:

      a. Base Rent shall be payable in monthly installments Plus applicable sales tax, if any in accordance with the following schedule and adjustments:

          (i) From the Lease Commencement Date through April 30, 1994, Base Rent shall mean $376,131.60 ($11.40 per square foot of Tenant's Square Footage) per year, payable in monthly installments of $31,344.30.

          (ii) From May 1, 1994 through April 30, 1995, Base Rent shall mean $415,724.40 ($12.60 per square foot of Tenant's Square Footage) per year, payable in monthly installments of $34,643.70.

          (iii) From May 1, 1995 through April 20, 2000, Base Rent shall be subject to adjustment on each Base Rent Adjustment Date as follows:

      4. The following language shall be added to the end of Paragraph 1.1(f)d of Lease Amendment No. 3:

          In lieu of Tenant paying the Adjustment Payments to Landlord, Tenant shall guaranty the Adjustment Payments under a separate guaranty document executed by Tenant and Landlord. In the event of default under the Lease, the guaranty shall control.


      5. Paragraph 1.1(g) of the Lease shall be deleted in its entirety and replaced with the following:

      Tenant's Pro Rata Share of Building Operating Costs shall mean 54.8%., which may be adjusted pursuant to paragraph 7.2 (iii) of the Lease. Tenant's Pro Rata Share of Project Operating Costs shall mean 14.4%, which may be adjusted pursuant to paragraph 7.2 (iii) of the Lease. Tenant's Pro Rata Share of Project Operating Costs for the first calendar year of the Lease Term is estimated to be $75,226.32 ($2.28 per square foot of Tenant's Square Footage) payable in monthly installments of $6,268.86, which is subject to adjustment pursuant to Article 3.4c and d of the Lease. Tenant's Pro Rata Share of Building Operating Costs for the first calendar year of the Lease Term is estimated to be $65,328.12 ($1.98 per square foot of Tenant's Square Footage) payable in monthly installments of $5,444.01, which is subject to adjustment pursuant to Article 3.4c and d of the Lease.

     6. The first paragraph and the Delinquent Rent schedule in Paragraph 12 of Lease Amendment No. 3 shall be deleted in their entirety and replaced with the following:

     Landlord and Tenant acknowledge that as of May 31, 1993, Tenant owes Landlord for delinquent rent for the Old Leased Premises in the amount of $671,152.16 plus interest of $153,330.66 for a total of $824,482.82 (such delinquent rent and interest collectively referred to as "Delinquent Rent"). Subject to Paragraph 13 hereof, the Delinquent Rent shall be a contingent liability of Tenant and thus can only be asserted by Landlord in the event that either Tenant files for protection under the Federal Bankruptcy Act during the Lease Term or if there has been an Event of Default under the Lease and Landlord terminates the Lease by judicial process. In such event, the Delinquent Rent shall become immediately due and payable as set forth below and said amount shall bear interest from the date of filing for protection or Event of Default until paid at a rate of 2% per month:


               Month of Default              Delinquent Rent
               ----------------              ----------------
               6/l/93  -    4/31/94             $824,482.82
               5/l/94  -    4/31/95              706,699.56
               5/l/95  -    4/31/96              588,916.30
               5/l/96  -    4/31/97              471,133.04
               5/l/97  -    4/31/98              353,349.78
               5/l/98  -    4/31/99              235,566.52
               5/l/99  -    4/20/00              117,783.26

     7. The last two sentences of Schedule 5 (Parking) (as amended in Lease Amendment Nos. 2 and 3) shall be deleted in their entirety and replaced with the following:

     Of the Authorized Number of Parking Spaces set forth in Paragraph 6 hereof, Tenant shall have 12 reserved parking spaces and 8 car/van pool reserved parking spaces, the location of which are shown on revised Schedule 13 attached hereto and made a part hereof.

     8. Schedule 13 of Lease Amendment No. 3 is hereby deleted in its entirety and replaced with Schedule 13 attached hereto and made a part hereof.

     Except as provided in this Lease Amendment No. 4, all other terms, covenants and conditions contained in the Lease shall remain in full force and effect. Initially capitalized terms not otherwise defined herein shall have the same meaning as contained in the Lease.

     IN WITNESS WHEREOF, the parties have caused their respective names to be subscribed to this Lease Amendment No. 4 as of the date first above written the execution and delivery thereof having been duly authorized.

  TENANT:                               LANDLORD:


  KEITH ENGINEERING, INC.               SCRIPPS CENTER ASSOCIATES
  d/b/a   THE KEITH COMPANIES           a California general partnership

  By:  /s/ Aram H. Keith                By: ALLSTATE INSURANCE COMPANY AND
       ------------------
        Its President                       ALLSTATE LIFE INSURANCE COMPANY
                                            both Illinois corporations
  By:  /s/ Floyd S. Reid                    general partners
       ------------------
        Its Secretary                       by:  Its (2) authorized signers
                                            (signatures illegible)

                           FIFTH AMENDMENT TO LEASE


This Fifth Amendment to Lease ("Fifth Amendment") is made and entered into as of the ____ day of May, 1998 by and between Scripps Center Associates ("Landlord") and The Keith Companies ("Tenant").

                                   RECITALS

A. Landlord and Tenant entered into that certain Lease dated August 16, 1989 ("Lease") for premises in Scripps Center in the facility known as 2995 Redhill Avenue, Costa Mesa, California. Said Lease was modified with Amendments # 1, 2, 3 and 4, which provided for Tenant's relocation to 2955 Redhill Avenue, Costa Mesa (the "Building"').

B. The parties wish to modify the Lease whereby Tenant shall lease an additional 16,419 rentable square feet, on a portion of the ground floor further identified as Suite 100, in the property known as 2955 Redhill Avenue, Costa Mesa, California ("Additional Premises"), in addition to the initial amended Leased Premises.

Now, therefore, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. LEASED PREMISES: Shall additionally include Suite 100 on a portion of the ground floor of the Building, as of the Lease Commencement Date for the Additional Premises, further described and shown in the attached Exhibit 1.

2. TENANT'S SQUARE FOOTAGE: Shall mean 49,41') rentable square feet for the combined 4th Amendment defined Leased Premises and Additional Premises as of the Lease Commencement Date for the Additional Premises.

3.   LEASE COMMENCEMENT DATE:   For the Additional Premises shall mean July 1,
     1998.

4.  LEASE TERM:   Shall expire on April 20, 2000 or earlier, if cancelled by
    Landlord as provided for in the current Lease.

5.  BASE RENT:   Shall mean for the Additional Premises only, as of the Lease
    Commencement Date for the Additional Premises on a triple net basis, Sixteen Thousand Four Hundred Nineteen and No/100 Dollars ($16,419.00) monthly for months I - 12 of said Lease Term and Sixteen Thousand Seven Hundred Forty-seven and 38/100 Dollars ($16,747.38) monthly for months 13 -22 of the Lease Term. Tenant shall continue to pay the Base Rent for the Initial Premises as prescribed in the Lease as amended unabated over the remainder of the Lease Term.

6. EARLY OCCUPANCY: Tenant shall have the right, provided it does not interfere with the tenant improvement process, of one (1) month early occupancy prior to the Lease Commencement Date rent free for the purpose of installing furniture, fixtures and equipment.

7. OPERATING EXPENSES: Tenant's Pro Rata Share of Building Operating Costs shall mean 81.7% as of the Lease Commencement Date for the combined 4th Amendment defined Premises and the Additional Premises. Tenant's Pro Rata Share of Project Operating Costs shall mean 21.5% as of the Lease Commencement Date for the combined 4th Amendment defined Premises and the Additional Premises.

8.  OPTION TO RENEW:   Subject to any existing rights, Tenant shall have one (1)
                       ------------------------------
    option to renew ("Option to Renew") this Lease for five (5) years (the "Renewal Period"). If Tenant desires to exercise its Option to Renew, Tenant shall give Landlord written notice ("Renewal Notice") thereof on or before January 20, 2000. During the thirty-(30) day period following Landlord's receipt of the Renewal Notice, Landlord and Tenant shall use reasonable efforts to negotiate a mutually agreeable base rent ("Market Base Rent") for the Renewal Period. The Market Base Rent shall be negotiated in light of then current terms for reviewing tenants for comparable space, including market rents, term of renewal and operating expense pass throughs and the tenant improvement allowance of $5.00 per rentable square foot which Landlord will provide Tenant as part of its renewal. Within fifteen (15) business days of agreement by the parties on the Market Base Rent and other terms of the renewal, Landlord shall deliver to Tenant an amendment to this Lease extending this Lease on such terms. Such amendment shall not contain any further option to renew. Tenant shall execute and deliver the amendment to Landlord within ten (10) business days following receipt of such amendment. The foregoing option and rights are subject to there having been no Event of Default which has not been cured under this Lease, are personal to the original Tenant executing the Lease, may not be assigned, and shall be available to and exercisable by the Tenant only when the original Tenant is in actual possession and physical occupancy of the entire Leased Premises. Time is of the essence in the exercise of Tenant's Option to Renew. Should Tenant fail to exercise such option, execute and deliver any required documents, or perform any of its required obligations under this section, or should the parties be unable to agree on Market Base Rent for the Renewal Period, within the time periods set forth above, then this Option to Renew and any other rights of Tenant under the Lease in the nature of options, shall be null and void, and the Lease shall terminate at the end of the Lease Term. The option to renew shall include annual rent increases based upon the CPI, not to exceed 3% per annum compounded.

9. PARKING: As of the Lease Commencement Date for the Additional premises only, Tenant shall have fifty-nine (59) unreserved and in common parking spaces and five (5) reserved parking spaces in a mutually agreed upon location.

10. SECURITY DEPOSIT: Upon execution of this 5th Amendment to Lease, Tenant shall deposit with Landlord a security deposit equal to the first month's rent for the Additional Premises.

11. PREPAID RENT: Upon execution of this 5th Amendment to Lease, Tenant shall deposit with Landlord' Tenant's first full month's rent for the Additional Premises.

12.  RIGHT TO ASSIGN OR SUBLEASE:   No consent shall be required for
     transactions with affiliates or for corporate restructuring (mergers,
                                         -----------------------
     consolidations, etc.) provided Tenant notifies Landlord within thirty (30) days. All profits on any sublease or assignment transaction shall be shared 50% to Landlord and 50% to Tenant.

13. CONSTRUCTION: The terms defined in this paragraph 14, for the purposes of constructing the improvements within the Additional Premises, shall have the meanings specified below, and in addition to the terms below, other terms identified in the Lease shall, for the purposes of this paragraph 14, have the meaning specified in the Lease.

     1.   DEFINITIONS:

     1.01 "Leasehold Improvements" means those items which are supplied,
          ------------------------
          installed and finished by Tenant, according to and described in the Construction Documents (as hereinafter defined) and which shall be paid for by Tenant (subject to the Allowance) as provided for in paragraph 2.03 below.

     1.02 "Construction Documents" means the approved construction drawings,
          ------------------------
          plans and specifications referred to in paragraph 2.03.

     1.03 "Substantial Completion" means that the Leasehold Improvements have
          ------------------------
          been substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises or which customarily are deemed to be "punchlist work"

     2.   CONSTRUCTION DOCUMENTS; PAYMENTS

     2.01 The parties have approved a preliminary- floor plan for the Leased Premises, a copy of which is attached to the Lease as Schedule I (the "Preliminary Plan").

     2.02 Tenant shall cause to be prepared and submitted to Landlord for approval all drawings, plans and specifications necessary to construct the Leasehold improvements. Within five (5) business days from the date the documents are Submitted ("Document Approval Period"), Landlord shall approve or disapprove the documents. Said approval shall not be unreasonably withheld or delayed. If the Landlord disapproves the documents within the Approval Period, then the Landlord and Tenant shall attempt to resolve the objections of Landlord; and if a reasonable resolution cannot he reached within ten
          (10) days of Landlord's notice of disapproval, then either Tenant or Landlord shall have the right to terminate the Lease by written notice to the other. Tenant shall have sole responsibility for ensuring that the Leasehold Improvements comply with all applicable laws, statues, ordinances and regulations, including without limitation the Americans with Disabilities Act.

     2.03 Upon Landlord's approval of the final form of the drawings, plans and specifications, which shall constitute the Construction Documents, Tenant shall prepare an analysis of the cost of constructing the Leasehold Improvements according to the Construction Documents (the "Final Cost") and submit such analysis to Landlord for its approval. Within five (5) business days from the date the Final Cost has been submitted ("Cost Approval Period") Landlord shall approve or disapprove the Final Cost, which shall not be unreasonably withheld or delayed. If Landlord does not approve the Final Cost, it shall promptly notify Tenant; in which case Tenant and Landlord shall use their best efforts to amend the Construction Documents in a manner satisfactory to each. If they are unable to do so within five (5) days after Landlord notifies Tenant as provided in the preceding sentence, either party may terminate the Lease by delivering written notice to the other. Tenant acknowledges that Landlord's sole monetary obligation is to pay the costs attributable to the construction of the Leasehold Improvements, up to an aggregate maximum limit of $2.68 per rentable square foot of Tenant's Additional Premises (the "Allowance"), and Tenant shall pay all other costs of the construction of the Leasehold' Improvements ("Tenant's Share").
          In addition, all costs attributable to changes and variations from the Construction Documents in excess of the Final Cost (including, without limitation, any fees and expenses of the Consultants and any increased costs of construction) shall be paid by Tenant.

     2.04 After approval of the construction Documents, Tenant shall bid the Leasehold Improvements to at least two (2) general contractors or product vendors applicable approved in advance by Landlord. Tenant shall have the right to select the general contractor who will construct the Leasehold Improvements (the "General Contractor") from the responses to such bids and approve the Cost Estimate. The General Contractor shall execute an industry standard American Institute of Architect's ("AIA") Contract with the Tenant, satisfactory to Landlord in form and substance, which shall include an indemnification of Tenant and Landlord and their successors and assigns from and against any and all claims, damages, losses or expenses suffered or incurred by reason of misfeasance or malfeasance of the General Contractor or any of its employees, agents, contractors, invitees or guests. The contract shall provide for a retainage of not less than ten percent (10%).

     2.05 Prior to the commencement of construction, the General Contractor shall deliver to Tenant and to Landlord:

          (a) evidence that all permits necessary for the construction of the Leasehold Improvements have been obtained:

          (b) certificates of insurance from companies acceptable to Tenant and Landlord, naming Tenant and Landlord as additional Insureds, and evidencing builder's risk coverage in an amount satisfactory to Tenant and Landlord, along with such other insurance coverages as Tenant and Landlord may reasonably require:

          (c) at Landlord's request, obtain and deliver to Landlord a bond for payment and performance, in form and amount reasonably satisfactory to Landlord, naming Landlord and Tenant as beneficiaries.

     2.06 Payments of portions of the Allowance shall be made from time to time during the course of the construction of the Leasehold Improvements, but not more often than once a month. Disbursements of the requested amounts, subject to Landlord's withholding of the retainage, shall be made upon the Submission to Landlord of the following documents:

          (a) a draw request from Tenant in form acceptable to Landlord, together with copies of the invoices for which payment is being requested;

          (b) lien waivers (to the extent available under local law), and sworn statements from the General Contractor, subcontractors, sub-subcontractors, laborers and material suppliers pertaining to the work. If lien waivers are not available for the currently requested disbursement, Tenant shall submit lien waivers for all sums previously advanced;

          (c) a certificate from Tenant's architect that all work (labor and materials) for which the draw request has been made has been completed and performed in a good and workmanlike manner substantially in accordance with the Construction Drawings and Specifications;

          (d) such evidence as Landlord may reasonably require certifying that any work requiring inspection by Governmental authorities has been duly inspected and approved;

          (e) at Landlord's request, title insurance endorsements satisfactory to Landlord at Tenant's expense; and

          (f) satisfy such other conditions as Landlord may reasonably require in order to establish that the work has been satisfactorily completed and paid for.

     2.07 At Landlord's option, payments may be made directly to the invoicing party, to the General Contractor or to Tenant. Landlord shall have no obligation to disburse any sums hereunder if Landlord has received notice that the property is subject to a charge, liability, claim, lien, mechanic's lien, or other encumbrance of whatsoever kind or nature created by Tenant or by reason of the construction of the Leasehold Improvements by the Tenant, unless any such claim or lien is bonded over to the satisfaction of Landlord in Landlord's sole and absolute discretion.

     2.08 Landlord shall not be obligated to make the final advance of the Allowance until the Tenant has also delivered to Landlord the following additional items, all satisfactory to Landlord in Landlord's sole discretion.

          (a) such as-built plans and specifications as Landlord may deem necessary to describe the work;

          (b) certificates of occupancy and such other evidence as Landlord may reasonably require certifying that any work requiring inspection by governmental authorities has been duly inspected and approved;

          c) a certificate from Tenant's architect stating that Improvements have been completed substantially in accordance with the Construction Drawings (as they may have been modified from time to time as provided by this agreement);

          (d) final lien waivers from the General Contractor, subcontractors, laborers and materials suppliers, or evidence satisfactory to Landlord in Landlord's sole discretion that such lien shall be delivered to Landlord immediately upon payment of the final advance by Landlord; and

          (e) at Landlord's request, title insurance endorsements satisfactory to Landlord at Tenant's expense.

3.   LEASEHOLD IMPROVEMENTS

     3.01 The following provisions shall apply to the construction of the Leasehold Improvements:

          (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Tenant and its agents and contractors under the sole direction of Tenant, except that in the event that installation of any of the Leasehold Improvements affects, connects to or impacts the mechanical, electrical or plumbing systems of the Building or any space in the Building outside of the Leased Premises, Landlord's Representative (as described below) shall have full and absolute authority to stop or redirect the work as s/he deems necessary. Landlord shall cooperate with Tenant and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements.

          (b) Landlord shall be represented during the construction of the Leasehold Improvements by Property Manager ("Landlord's Representative"), who shall be given full and complete access to the Leased Premises and the Construction Documents while the Leasehold Improvements are being constructed. Tenant's agents and contractors shall cooperate fully with all requests of Landlord's representative.

          (c) Tenant agrees to construct the Leasehold Improvements in accordance with the construction Documents, and in compliance with all applicable building and safety codes. Tenant shall complete the construction of the Leasehold Improvements with as little disruption or interference as possible with the other tenants of the Building. Specifically, without limiting the foregoing, Tenant shall not block access to the Building, obstruct walkways or parking spaces, or tie up passenger elevators, without first receiving Landlord's prior written consent, nor shall Tenant cause any fire or safety hazards during the construction.

          (d) Tenant hereby indemnifies and holds Landlord and its agents harmless from any and all damages or injury to person and property arising out of or related to the Improvements being performed to the Leased Premises, excluding damage or injury caused by the acts, omissions or gross negligence on the part of the Landlord or its agents. Tenant shall reimburse Landlord for any expenses incurred by Landlord in making repairs to the Leased Premises or other areas of the Project or Building outside the Leased Premises, arising out of or related to the Improvements being performed hereunder.

     3.02 If there are any changes in the Leasehold Improvements requested by, or on behalf of, Tenant from the work as reflected in the Construction Documents, each Such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes.

     3.03 Tenant shall not commence construction of any work in the Leased Premises until (a) Landlord has approved the Construction Documents and the Final cost for the construction of the Leasehold Improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to the Tenant's Share, if any.

4.   LEASE COMMENCEMENT DATE

     4.01 Tenant shall notify Landlord when Substantial Completion has been achieved and the Lease Commencement Date shall be established as set forth in the Lease. Notwithstanding anything to the contrary contained in the Lease or this Schedule, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused in whole or in party by any act or omission attributable to Tenant, including without limitation:

          (a) Tenant's request for any Leasehold Improvements which require materials which need to be ordered and are not immediately available;

          (b) Tenant's failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold Improvements or any other information requested by the Landlord as necessary or useful to approve the Construction Documents,

          (c) Tenant's failure to promptly prepare and submit the Construction Documents and Final Cost; and

          (d) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents.

     4.02 In any event, Rent payable under the Lease shall not abate by reason of any delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused in whole or in party by any act or omission attributable to Tenant (including, without limitation, the acts and omissions referred to in subparagraphs (a) through (d) of paragraph 4.01 above).

5.   TENANT'S ACCESS TO LEASED PREMISES

     5.01 Tenant and Tenant's agents or independent contractors may enter the Leased Premises prior to the scheduled Lease Commencement Date to perform the construction of the Leasehold Improvements and to do such other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such entry shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony with and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole discretion, shall have the right to limit, withdraw or cancel such license upon notice to Tenant and, if necessary, to complete the construction of the Leasehold Improvements on Tenant's behalf. Tenant agrees that any such entry into the Leased Premises shall be deemed to be under all of the terms, covenants, conditions and provisions o (Sic.) the Lease, except as to the covenant to pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or person, loss or damage to any of the Leasehold Improvements or installations made in the Leased Premises or loss or damage to property placed therein or thereabout, the same being at Tenant's sole risk.

     5.02 In addition to any other conditions or limitations on such license to enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmens' lien claims.

6.   MISCELLANEOUS PROVISIONS

     6.01 Except as herein expressly set forth with respect to the Leasehold Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     6.02 This paragraph 13 shall not be deemed applicable to: (a) any additional space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease or otherwise, or (b) any portion of the original Leased Premises as amended or any additions thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or Improvements to the Leased Premises not contemplated by this paragraph 13 shall be effected pursuant to a separate work letter agreement or other document, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

Except as modified herein, the Lease as amended shall remain in full force and effect. In witness whereof, the Fifth Amendment has been executed as of the day and year first written above.


LANDLORD:                                  TENANT:

SCRIPPS CENTER ASSOCIATES                  THE KEITH COMPANIES

By:  Allstate Life Insurance Company       By:
Its: General Partner                       Its:

By:  /s/ B.S.B. (signature illegible)       By: /s/ Jerry Brickman
     --------------------------------       ----------------------
Its: Authorized Signatory                   Its: Authorized  Signatory

By:  Allstate Insurance Company
Its: General Partner

By:  /s/ B.S.B. (signature illegible)
     --------------------------------
Its: Authorized Signatory